EXHIBIT 4.7


                                ASHLAND INC.

                  LEVERAGED EMPLOYEE STOCK OWNERSHIP PLAN


                             AMENDED & RESTATED
                    GENERALLY EFFECTIVE OCTOBER 1, 1997









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                                ASHLAND INC.
                  LEVERAGED EMPLOYEE STOCK OWNERSHIP PLAN

         WHEREAS, Ashland Inc. (formerly known as Ashland Oil, Inc. prior to January 28, 1995) first established the Ashland Inc. Leveraged Employee Stock Ownership Plan (the "Plan"), effective October 1, 1985, for the benefit of the employees of the Sponsoring Company and of the Participating Companies eligible to participate therein;
         WHEREAS, the Plan has reserved to Ashland Inc. the power and authority to amend the Plan;
         WHEREAS, since the Plan was first established, it has been amended numerous times;
         WHEREAS, a series of statutory and regulatory changes require the Plan be amended; and
         WHEREAS, Ashland Inc. desires to completely amend and restate the Plan in a single document containing all the amendments which were made and which are required;
         NOW, THEREFORE, Ashland Inc. does hereby further amend and restate the Plan, generally effective as of October 1, 1997, except as otherwise indicated, and provided that amendments which were made hereto from and after the Plan's last effective date of restatement through the date on which this restatement was executed shall be effective as of the dates that were specified under each such amendment, whether or not such effective dates are specified hereinafter, in accordance with the following terms and conditions:



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                                 ARTICLE 1
                              Purpose of Plan
         1.1 Designation. The Plan is, effective after January 27, 1995, designated the "Ashland Inc. Leveraged Employee Stock Ownership Plan". Effective as of January 1, 1991, the portion of the Ashland Oil, Inc. PAYSOP represented by the accounts of members thereunder who are also Members under this Plan with Account balances hereunder on such date shall be transferred to and be otherwise merged with this Plan and shall, from and after the date of said merger be subject to the provisions hereof; provided, however, that the Section 411(d)(6) protected benefits (as defined under Treas. Reg. ss.1.411(d)-4) with respect to the benefits identified hereinabove being merged herewith shall be preserved.
         1.2 Purpose. The purpose of the Plan is to be an employee stock ownership plan, qualified under Sections 401(a) and 4975(e)(7) of the Code, whose assets may be invested, without limitation, in qualifying employer securities, as defined in Section 407(d)(5) of ERISA, and provide benefits for the Participating Companies' eligible employees and their beneficiaries primarily through the distribution of Ashland Inc. Common Stock. To provide such benefits, the Participating Companies propose to make contributions in accordance with the provisions of the Plan. Such contributions and any income derived therefrom shall be invested primarily in Ashland Inc. Common Stock and shall, except as otherwise provided by this Plan and by law, be for the exclusive benefit of Members and their Beneficiaries and to defray the reasonable expenses of administering the Plan, and shall not be used for, or diverted to, any other purpose.
         1.3 Effective Date. Amendments that were made to the Plan since its last restatement on October 1, 1989 shall be effective as of the date or dates identified in those amendments, regardless of whether those dates are specified in this amendment and restatement of the Plan. In all other respects, except as otherwise indicated, this amendment and restatement is effective as of October 1, 1997.


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                                 ARTICLE 2
                                Definitions
         2.1      As used in the Plan:
                           (a) "Account" shall mean the separate account or
                  accounts maintained for each Member under the provisions of Article 5 of the Plan, including:
                  (1)      Common  Stock  Account--the  Account of a Member
                           that is credited with shares of Common Stock;
                  (2)      Investment Account--the Account of a Member that
                           is credited with assets other than Common Stock;
                  (3)      Unallocated  Loan  Common  Stock  Account -- the
                           Account  in the  Trust  that  is  credited  with
                           shares of Common Stock  unallocated by reason of
                           principal  outstanding on a loan used to acquire
                           Common  Stock and  includes  on December 1, 1986
                           the Common Stock held in the Unallocated  Common
                           Stock Account  under the  provisions of the Plan
                           as in existence on November 30, 1986.
                  (4)      Unallocated  Investment  Account--the Account in
                           the  Trust  that  is  credited  with  all  Trust
                           assets,  other than Common Stock, prior to their
                           allocation   to  the   Investment   Accounts  of
                           Members, and which is debited with payments made
                           to purchase  Common Stock and to  discharge  all
                           obligations  of the Trust.  Such  Account  shall
                           reflect all transactions of the Trust.
                  (5)      Unallocated Transfer Common Stock Account -- The
                           Account  in the  Trust  that  is  credited  with
                           shares of Common Stock either  transferred  from
                           the  Unallocated  Loan Common  Stock  Account or
                           otherwise acquired by reason of a transfer of an
                           employer   reversion    described   in   Section
                           4980(c)(3) of the Code prior to their allocation
                           to the Common Stock Accounts of the Members.
                  (6)      PAYSOP  Account -- the portion of each  Member's
                           Account consisting of the assets previously held
                           in an account for such  Member's  benefit  under
                           the  Ashland  Oil,  Inc.  PAYSOP  and which were
                           merged  into this  Plan,  effective  January  1,
                           1991,  and which is credited (or  debited)  with
                           such  amounts as provided  under  Section 4.6 of
                           the Plan and  under  Article  5.  Each  Member's
                           interest   in  his  PAYSOP   Account   shall  be
                           separately  accounted for and be  nonforfeitable
                           at all times. For purposes of Section 8.6 of the
                           Plan and  Article 16 of the Plan,  Common  Stock
                           allocated  to  the  PAYSOP   Accounts  shall  be
                           treated  in the  same  manner  as  Common  Stock
                           allocated   to  the   Common   Stock   Accounts.
                           Notwithstanding  anything to the contrary  which
                           may be  contained in Article 6 of the Plan or in
                           Section  7.5 of the  Plan,  no share  of  Common
                           Stock  allocated  to a  PAYSOP  Account  may  be
                           distributed or otherwise  disposed of before the
                           end of the 84th month  beginning after the month
                           in which such share was  allocated to the PAYSOP
                           Account  when such  Account  was held  under the
                           Ashland Oil, Inc. PAYSOP except upon:
                                    (i)     the   death,   disability,   or
                                            separation  from  service  of a
                                            Member  (within  the meaning of
                                            Section 409(d) of the Code);
                                    (ii)    a  transfer  of a Member to the
                                            employment   of  an   acquiring
                                            employer from the employment of
                                            a  Participating  Company or an
                                            Affiliated  Company in the case
                                            of (A) a sale to the  acquiring
                                            employer of  substantially  all
                                            of  the  assets   used  by  the
                                            selling  corporation in a trade
                                            or  business  conducted  by the
                                            selling corporation, or (B) the
                                            sale  of  substantially  all of
                                            the stock of a subsidiary  of a
                                            Participating   Company  or  an
                                            Affiliated Company; or
                                    (iii)   a     disposition      of     a
                                            Participating    Company's   or
                                            Affiliated  Company's  interest
                                            in a  subsidiary  when a Member
                                            continues  employment with such
                                            subsidiary.
                  (7)      Offset  Account  -- the  portion  of a  Member's
                           Account initially  consisting of one-half of the
                           Member's  Common Stock Account  determined as of
                           the later of March 31, 1991 or the  September 30
                           or   March   31    immediately    following   an
                           individual's   commencement   of   participation
                           hereunder and which is  thereafter  credited (or
                           debited)  with such  amounts as  provided  under
                           Article 5.
                  (8)      Non-Offset  Account -- the portion of a Member's
                           Account initially  consisting of one-half of the
                           Member's  Common Stock Account  determined as of
                           the later of March 31, 1991 or the  September 30
                           or   March   31    immediately    following   an
                           individual's   commencement   of   participation
                           hereunder and which is  thereafter  credited (or
                           debited)  with such  amounts as  provided  under
                           Article 5.
         (b) "Affiliated Company" shall mean each of the following for such a period of time as is applicable under Section 414 of the Code:
                  (1)      a   corporation    which,    together   with   a
                           Participating   Company   is  a   member   of  a
                           controlled  group  of  corporations  within  the
                           meaning  of  Section  414(b)  of  the  Code  (as
                           modified  by  Section  415(h)  thereof  for  the
                           purposes  of  Article  5,  and  the   applicable
                           regulations thereunder);
                  (2)      a   trade   or   business    (whether   or   not
                           incorporated) with which a Participating Company
                           is under  common  control  within the meaning of
                           Section  414(c)  of the  Code  (as  modified  by
                           Section  415(h)  thereof  for  the  purposes  of
                           Article  5,  and  the   applicable   regulations
                           thereunder);
                  (3)      an   organization   which,   together   with   a
                           Participating   Company,   is  a  member  of  an
                           affiliated  service group (as defined in Section
                           414(m) of the Code); and
                  (4)      and any other entity  required to be  aggregated
                           with  a   Participating   Company   pursuant  to
                           regulations under Section 414(o) of the Code.
Notwithstanding anything to the contrary contained herein, effective July 1, 1997, for purposes of determining an Employee's eligibility to participate hereunder and for purposes of determining a Member's vested benefit hereunder, but not for purposes of determining whether an individual is entitled to accrue a benefit hereunder for a particular Plan Year, Arch Coal, Inc. and the entities with which it is aggregated and considered as a single employer under Sections 414(b), (c), (m) and (o) of the Code shall be included within the meaning of "Affiliated Company" hereunder. Effective January 1, 1998, the Marathon Ashland Petroleum LLC and its subsidiaries shall be included within the definition of Affiliated Company hereunder for the purpose of applying the provisions of the Plan relating to the determination of an individual's Period of Service and for the purpose of applying the provisions of the Plan relating to the determination of whether an individual has incurred a Termination of Employment. Effective on and after March 29, 2000, however, Arch Coal, Inc. (the successor to Ashland Coal, Inc.) and the entities with which it is aggregated and considered a single employer under section 414(b), (c), (m) and (o) of the Code shall not be included within the meaning of Affiliated Company hereunder.
         (c) "Beneficiary" shall mean the person or persons entitled to receive the distributions, if any, payable under the Plan pursuant to the applicable provisions of Article 6 of the Plan, upon or after a Member's death, as such Member's Beneficiary. Each Member may designate a Beneficiary by filing a written designation thereof over his signature with the Sponsoring Company in such form and manner as the Sponsoring Company may prescribe from time to time. A designation shall be effective upon its receipt by the Sponsoring Company, retroactive to the date such Member signed such designation, provided that it is so filed during such Member's lifetime. The last effective designation received by the Sponsoring Company shall supersede all prior designations, provided that any designation shall only be effective if the Beneficiary survives the Member. A Member may designate one or more contingent Beneficiaries to receive any distributions in the event the primary Beneficiary (or Beneficiaries) does not survive the Member and may change his Beneficiary designation from time to time as provided above; provided however, the spouse to whom the Member was married on his date of death shall be such Member's Beneficiary, unless the spouse waives the right to be the Beneficiary and consents to the designation of another as follows:
                  (1)      the  spouse's  consent  and waiver is in writing
                           and it is witnessed by either a notary public or
                           Plan representative;
                  (2)      the waiver and  consent  specify  the  alternate
                           Beneficiary     including     any    class    of
                           Beneficiaries,  which may not be changed without
                           spousal consent, except that if a trust is named
                           as the Beneficiary, the beneficiaries under such
                           trust may be changed without  additional spousal
                           consent;
                  (3)      the  waiver  and  consent  specify  the  form of
                           benefit payment (if applicable) which may not be
                           changed without spousal consent; and
                  (4)      the spouse's consent  acknowledges the effect of
                           the consent and waiver.
         Notwithstanding anything to the contrary contained in (2) and (3) immediately above, a spouse may execute a general consent and waiver which permits the Member to change alternate Beneficiaries and/or forms of benefit payment (if applicable) without spousal consent if, in such general consent and waiver, the spouse acknowledges his right to limit consent to a specific beneficiary and/or specific form of benefit, where applicable, and the spouse voluntarily elects to relinquish either or both of such rights. Any consent and waiver is only effective with respect to the spouse who signed such consent and is not effective with respect to any subsequent spouse. However, if it is established to the satisfaction of the Sponsoring Company that a written consent and waiver cannot be obtained because there is no spouse or the spouse cannot be located or because of such other circumstances as may be provided in Treasury regulations, then a Member's designation will be deemed effective without the need to comply with (1) through (4) above of this paragraph (c).
         If a Member fails to designate a Beneficiary, or if no designated Beneficiary survives the Member or dies simultaneously with the Member or under circumstances making it impossible to determine whether such
Beneficiary survived such Member, the Member shall be deemed to have designated one of the following as Beneficiary (if living at the time of the Member's death) in the following order of priority: (i) the surviving spouse, and (ii) the Member's estate. If the Sponsoring Company shall be in doubt as to the right of any person as a Beneficiary, payment may be made to the Member's estate and such payment shall be in full satisfaction of any and all liability of the Plan (or any other person or entity) to any person claiming under or through such Member.
         To the extent consistent with the provisions of Section 401(a)(9) of the Code and the regulations thereunder, the Member's Beneficiary as determined under this Section 2.1(c) shall be his "designated beneficiary" as defined under said Section and regulations.
         (d) "Board" or "Board of Directors" shall mean the board of directors of the Sponsoring Company.
         (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time. References to any Section of the Code shall include any successor provision thereto.
         (f) "Common Stock" shall mean common stock issued by the Sponsoring Company which is readily tradeable on an established securities market.
         (g) "Credited Compensation" shall mean the Member's wages, salaries and other amounts paid by a Participating Company during the Plan Year for personal services rendered in the course of employment with a Participating Company. Credited Compensation shall include (i) amounts considered contributed by a Participating Company on behalf of the Member and not includable in the Member's federal gross income under Sections 401(k), 402(h), 403(b) or 125 of the Code; (ii) bonuses; (iii) commissions; (iv) amounts paid for overtime; and (v) other special pay. Excluded from Credited Compensation are (i) awards paid under the Ashland Inc. Amended Performance Unit Plan approved by the Sponsoring Company's shareholders in September 1985 (including any successor thereto); (ii) deferred compensation amounts (other than described above) and amounts paid from any such nonqualified deferred compensation plan; (iii) allowances paid by reason of foreign assignment; (iv) amounts realized from the exercise of non-qualified stock options or when restricted stock (or property) held by a Member becomes freely transferable or is no longer subject to a substantial risk of forfeiture; (v) amounts realized from the sale or other disposition of stock acquired under a qualified stock option; (vi) other amounts which receive special tax benefits except for amounts which receive special tax benefits and are included among the items that are included in Credited Compensation; (vii) severance pay which is paid on or after November 1, 1992; and (viii) effective January 1, 2000, amounts paid for waiving benefits under the Sponsoring Company's flexible benefits program. Notwithstanding anything in the foregoing to the contrary, the Compensation of each Member taken into account under the Plan for any Plan Year shall not exceed $150,000 as adjusted at the same time and manner as the adjustments under Section 415(d) of the Code, and any such adjustment for a calendar year shall apply to the Plan Year which begins with or within such calendar year and such adjustments shall only be made in increments of $10,000, rounded down to the next lowest multiple of $10,000, with the base period for determining this annual adjustment being the calendar quarter beginning October 1, 1993. Effective for Plan Years beginning on and after October 1, 2002, the Compensation of each Member taken into account under the Plan for any Plan Year shall not exceed $200,000. This amount shall be adjusted at the same time and manner as the adjustments under Section 415(d) of the Code. Any such adjustment for a calendar year shall apply to the Plan Year that begins with or within such calendar year. These adjustments shall only be made in increments of $5,000, rounded down to the next lowest multiple of $5,000, with the base period for determining this annual adjustment being the calendar quarter beginning July 1, 2001.
         (h) "Current Obligations" means all debts and obligations for which the Trust Fund is liable.
         (i) "Employee" means any person who is an employee of one or more Participating Companies and who is identified as eligible to participate in this Plan on the records of the applicable Participating Companies, except as otherwise provided. Employee shall not include: (1) any person included in a unit of employees covered by a collective bargaining agreement between employee representatives and one or more Participating Companies unless such bargaining agreement specifically provides otherwise; (2) any leased employee as defined in Code section 414(n)(2); (3) any person who is a non-resident alien and who receives no earned income (within the meaning of section 911(b) of the Code) which constitutes income from sources within the United States (within the meaning of section 861(a)(3) of the Code) from any Participating Company; and (3) any person who is compensated on an hourly or other rate basis if such employee is not included in a designated eligible payroll classification code so designated by the Sponsoring Company. For purposes of this paragraph (i), a United States citizen who is an employee (A) of a foreign affiliate (as defined in Section 3121(1)(8) of the Code) of a domestic Participating Company which is the subject of an agreement entered into by such domestic Participating Company under Section 3121(1) of the Code and as to whom contributions under a funded plan of deferred compensation are not provided by any person other than such domestic Participating Company with respect to the remuneration paid to such United States citizen by such foreign affiliate, or (B) of a domestic subsidiary (as defined in Section 407(a)(2)(A) of the
                  Code) of a domestic Participating Company and as to whom contributions under a funded plan of deferred compensation are not provided by any person other than such domestic Participating Company with respect to the remuneration paid to such United States citizen by such domestic subsidiary, shall be deemed to be an employee of such domestic Participating Company. For purposes of this paragraph (i), under rules of general application, a former employee of a Participating Company who is temporarily on leave of absence from employment with such Participating Company or other affiliate of a Participating Company, may be deemed an Employee of such Participating Company during such absence if such absence is determined by the Sponsoring Company to be in the interest of a Participating Company or an Affiliated Company; provided that such status as a deemed employee will be equally available to both Highly Compensated Employees and Non-Highly Compensated Employees who satisfy the criteria for such status; and provided further that such status shall only be available under terms and conditions satisfying Treas. Reg. ss.1.401(a)(4)-11(d) or any successor to that regulation.
         (j) "Employment Commencement Date" shall mean the date on which an employee (whether or not such employee is an Employee within the meaning of paragraph (i) of this
                  Section 2.1) first performs an Hour of Service for a Participating Company or an Affiliated Company.
         (k) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time. References to any Section of ERISA shall include any successor provision thereto.
         (l) "Financed Common Stock" shall mean shares of Common Stock acquired by the Trustee with borrowed funds.
         (m) "Highly Compensated Employee" shall mean for a particular Plan Year (1) an Employee who is a 5% owner (as defined in Section 416(i)(1)(B) of the Code) at any time of a Participating Company or an Affiliated Company during the present Plan Year (the "determination year"); or (2) an Employee who received compensation during the 12 consecutive month period prior to such Plan Year (the
                  "look-back year") from a Participating Company or an Affiliated Company in excess of $80,000 (as adjusted at the same time and in the same manner as the adjustments under Section 415(d) of the Code, and any such adjustment for a calendar year shall apply to the determination year or look-back year (whichever is applicable) which begins with or within such calendar year, except that the base period is the calendar quarter ending September 30,
                  1996). For these purposes, the compensation of an individual refers to compensation as defined under section 415(c)(3) of the Code. A former Employee shall be a Highly Compensated Employee if he was (1) a Highly Compensated Employee at the time he separated from service; or (2) a Highly Compensated Employee at any time after attaining age 55. The determination of the status under (1) or (2) in the immediately preceding sentence shall be based on the rules for determining whether an individual was a Highly Compensated Employee as in effect in the particular determination year, in accordance with
                  Section 1.414(q)-1T,A-4 of the temporary Treasury regulations and Notice 97-45. When determining whether an Employee is a Highly Compensated Employee in the Plan Year before the generally effective date of this amendment and restatement (January 1, 1997), the provisions of this paragraph (m) shall be treated as being in effect in such prior Plan Year.
         (n)      "Hour of  Service"  shall  mean  each  hour for  which an
                  employee is paid, or entitled to payment, by a Participating Company or an Affiliated Company for the performance of duties as an employee.
         (o) "Member" shall mean an eligible Employee who becomes a Member of the Plan as provided in Article 3 of the Plan. A Member ceases to be a Member when all funds in his Account to which he is entitled under the Plan have been distributed in accordance with the Plan.
         (p) "Non-Highly Compensated Employee" shall mean, with respect to a Plan Year, any Employee, (or former Employee, if applicable) who is not a Highly Compensated Employee.
         (q) "One-Year Period of Service" shall mean 12 months of a Period of Service. For this purpose, nonsuccessive
                  Periods of Service shall be aggregated, and less than whole year Periods of Service (whether or not consecutive) shall be aggregated on the basis that 365 days of a Period of Service equal a whole One-Year Period of Service.
         (r) "One-Year Period of Severance" shall mean a 12-consecutive-month period beginning on an employee's Severance from Service Date and ending on the first anniversary of such date provided that the employee during such 12-consecutive-month period does not perform an Hour of Service for a Participating Company or Affiliated Company.
         (s) "Participating Company" shall mean (1) the Sponsoring Company; (2) any division of the Sponsoring Company some or all of whose employees are designated as eligible to participate in this Plan; and (3) an affiliate of the Sponsoring Company which adopts the Plan pursuant to
                  Article 11 of the Plan.
         (t) "Period of Service" shall mean a period of employment with a Participating Company or an Affiliated Company commencing on an employee's Employment Commencement Date or Reemployment Commencement Date, whichever is applicable, and ending on such employee's Severance from Service Date; provided, however, Period of Service shall also include any Period of Severance immediately following a Period of Service if the employee completes an Hour of Service within 12 months of the date on which the employee was first absent from service.
                  Notwithstanding the foregoing provisions of this paragraph (t), Period of Service shall not include the period between the first anniversary and the second anniversary of the first date of absence from work (1) by reason of the pregnancy of the employee, (2) by reason of the birth of a child of the employee, (3) by reason of the placement of a child with the employee in connection with the adoption of such child by such employee, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement. In the case of any employee who has a One-Year Period of Severance prior to becoming vested in any portion of his Account, such employee's Periods of Service with a Participating Company or an Affiliated Company before any such One-Year Period of Severance shall not be taken into account if such employee's latest Period of Severance equals or exceeds the greater of (i) five years or (ii) his prior aggregate Periods of Service completed before the date on which such One-Year Period of Severance began, and such prior aggregate Periods of Service shall not include any Period of Service not required to be taken into account by reason of any prior One-Year Period of Severance. Any Period of Service, or part thereof, with an Affiliated Company (other than a Participating Company) during a period of time during which such Affiliated Company was not an Affiliated Company shall be disregarded except that the following shall not be disregarded: (A) service as provided in Section 3.2 of the Plan, (B) service with an Affiliated Company by an Employee who was transferred from an Affiliated Company to a Participating Company, and (C) service with an Affiliated Company by an employee which is determined by the Sponsoring Company under uniform, nondiscriminatory rules not to be disregarded; provided that such service will be equally available to both Highly Compensated Employees and Non-Highly Compensated Employees who satisfy the criteria for such service; and provided further that such service shall only be available under terms and conditions satisfying Treas. Reg. ss.1.401(a)(4)-11(d) or any successor to that regulation.
         (u) "Period of Severance" shall mean the period of time commencing on an employee's Severance from Service Date and ending on the date such employee again performs an Hour of Service.
         (v) "Plan" shall mean, effective after January 27, 1995, the Ashland Inc. Leveraged Employee Stock Ownership Plan (formerly known as the Ashland Inc. Leveraged Employee Stock Ownership Plan) as set forth herein, and as it may be amended from time to time.
         (w) "Plan Year" shall mean the 12-consecutive-month period beginning on October 1 and ending on the following September 30.
         (x) "Qualified Election Period" shall, effective on and after April 1, 1996, mean the period of Plan Years beginning with the first Plan Year ending in the calendar year in which an individual first becomes a Qualified Member and ending when such an individual ceases to be a Qualified Member. The earliest Plan Year which may be part of the Qualified Election Period for any Qualified Member is the Plan Year ending September 30, 1996.
         (y) "Qualified Member" shall, effective on and after April 1, 1996, mean a Member who is at least age 55 by the end of a calendar year within which ends a Plan Year that is in the Qualified Election Period, who is an Employee when he makes a diversification election under Section 7.5 of the Plan and who is still an Employee on the date that the amount subject to such a diversification election is transferred from this Plan. For Plan Years ending on and after September 30, 1996, an Employee may be a Qualified Member regardless of the number of One-Year Periods of Service credited to such Employee.
         (z) "Reemployment Commencement Date" shall mean the first date, following the Severance from Service Date, on which an employee performs an Hour of Service.
         (aa) "Severance from Service Date" shall mean the earliest to occur of (1) the date on which an employee quits, retires or is discharged from employment with a Participating Company or an Affiliated Company, or dies; or (2) except as otherwise provided in clause (3), the first anniversary of the first date of a period during which an employee remains absent from service (with or without pay) with a Participating Company or an Affiliated Company for any reason other than a quit, retirement, discharge or death; or (3) the second anniversary (or such shorter period as may be allowed by regulations) of the first date of a period in which an employee remains absent from service with a Participating Company or an Affiliated Company by reason of the placement of a child with the employee in connection with the adoption of such child by such employee, or for purposes of caring for such child for a period beginning immediately following such birth or placement, if the employee furnishes to the Sponsoring Company such information in such form and at such time as it may from time to time require that such absence was for one of the reasons specified in this sentence and the number of days for which there was such an absence. Notwithstanding the preceding sentence, (i) if an employee is absent from service with a Participating Company or an Affiliated Company solely by reason of temporary leave of absence determined by the
                  Sponsoring Company under uniform, non-discriminatory rules to be in the interest of a Participating Company or an Affiliated Company, such employee shall be deemed not to have quit or been absent from service with such Participating Company or Affiliated Company so long as such employee complies with the terms and conditions of such temporary leave of absence; (ii) if an employee is absent from service with a Participating Company or an Affiliated Company solely by reason of military service under circumstances by which such employee is afforded reemployment rights under any applicable Federal or State statute or regulation, such employee shall be deemed not to have quit or have been absent from service with such Participating Company or Affiliated Company if such employee returns to service with such Participating
                  Company or Affiliated Company before the expiration of such reemployment rights; provided, however, in the event that such employee fails to comply with the terms and conditions of a temporary leave of absence or fails to return to service with such Participating Company or Affiliated Company before the expiration of such reemployment rights, such employee shall be deemed to have quit on the first day on which such employee was first absent from service with such Participating Company or Affiliated Company by reason of such temporary leave of absence or such military service; and (iii) effective as of October 1, 1986, if an employee is absent from service with such Participating Company or Affiliated Company during a period of time which such employee received long term disability benefits under the Ashland Inc. Long Term Disability Plan, such employee shall be deemed not to have quit or been absent from service with such Participating Company or Affiliated Company so long as such employee is receiving or is determined to be eligible to receive benefits under such Long Term Disability Plan or in the event benefits under such Long Term Disability Plan are terminated such employee shall be deemed to have quit or been discharged on the date such benefits are terminated. Notwithstanding anything to the contrary contained hereinabove, effective April 14, 1991, an employee receiving benefits under such Long Term Disability Plan shall be deemed to have quit on the earlier of the date as of which benefit payments under a tax qualified defined benefit pension plan maintained by the Sponsoring Company or an Affiliated Company commence to such employee pursuant to such employee's election or the date as of which benefits under such Long Term Disability Plan are terminated.
         (ab) "Sponsoring Company" shall mean Ashland Inc. including any successor by merger, purchase or otherwise.
         (ac) "Termination of Employment" shall mean the death or separation from service of a Member from each Participating Company and Affiliated Company. In the case of a Member who is absent from service and receives benefits under the Ashland Inc. Long Term Disability Plan, such disabled Member shall incur a Termination of Employment upon the termination of such disability benefits if such Member is not reemployed by an Affiliated Company or a Participating Company and is thereafter separated from service in accordance with employment policies and practices as in effect from time to time; provided, however, that effective April 14, 1991, a disabled Member shall be deemed to have incurred a Termination of Employment upon the earlier of the date as of which benefit payments to such Member under a tax qualified defined benefit pension plan maintained by the Sponsoring Company or an Affiliated Company commence pursuant to such Member's election or the date as of which disability benefits to such Member are terminated, if such Member is not reemployed by an Affiliated Company or a Participating Company and is thereafter separated from service in accordance with the employment policies and practices as in effect from time to time.
         (ad) "Trust" shall mean the legal entity resulting from the trust agreement (as it may be amended from time to time) between the Sponsoring Company, on its own behalf and as agent for all other Participating Companies, and the Trustee who receives the Participating Companies' contributions, and holds, invests and disburses funds (including the PAYSOP Accounts that were transferred hereto as provided in Section 1.1 of the Plan) to or for the benefit of Members and their Beneficiaries.
         (ae) "Trust Fund" shall mean the PAYSOP Accounts and total contributions made by the Participating Companies to the Trust pursuant to the Plan, increased by profits, gains, income and recoveries received, and decreased by losses, depreciation, benefits paid and expenses incurred in the administration of the trust. Trust Fund includes all assets acquired by investment and reinvestment which are held in the Trust by the Trustee.
         (af) "Trustee" shall mean the party or parties, individual or corporate, named in the trust agreement and any duly appointed additional or successor Trustee or Trustees acting thereunder.
         (ag) "Valuation Date" shall mean the last business day of each calendar month.
         2.2 Wherever appropriate, words used in the Plan in the singular shall mean the plural, the plural shall mean the singular, and the masculine shall mean the feminine.

                                 ARTICLE 3
                         Participation in the Plan
         3.1 Age and Service. An Employee shall automatically become a Member of the Plan as of the October 1 or April 1 coinciding with or next following the day after the date on which such Employee (a) has attained age 21 and (b) has completed a One-Year Period of Service, provided such Employee is an Employee of a Participating Company on such October 1 or April 1. Notwithstanding the foregoing provisions of this section 3.1, any Member who incurs a Termination of Employment and who is subsequently re-employed as an Employee of a Participating Company shall commence participation in the Plan effective as of the date he again becomes an Employee. Notwithstanding anything contained herein to the contrary, no new Members shall be admitted to the Plan after March 31, 1996 under any provision in this Article 3 or under any other provision of this Plan.
         3.2 Service with Predecessor Employer. If the Plan had previously been maintained by a predecessor of a Participating Company, whether a corporation, partnership, sole proprietorship or other business entity, any Period of Service with such predecessor shall be treated as a Period of Service with a Participating Company. If the Plan had not been previously maintained by a predecessor of a Participating Company, service with such predecessor shall not be taken into account, except to the extent required pursuant to regulations prescribed by the United States Secretary of the Treasury or his delegate. Notwithstanding the foregoing, service by a sole proprietor or partner shall not be counted as a Period of Service with a Participating Company.

                                 ARTICLE 4
                               Contributions
         4.1 Amount of Participating Company Contributions. The Plan is designed to invest primarily in Common Stock. Subject to the right of the Board of Directors of the Sponsoring Company to modify, amend or terminate the Plan, a Participating Company shall contribute to the Plan for each Plan Year in Common Stock, cash or other property acceptable to the Trustee such amount as the Board shall determine. Notwithstanding anything contained herein the contrary, no additional contributions may be made to or allocated under the Plan as of any date after March 31, 1996.
         4.2 Time of Participating Company Contributions. Each Participating Company and group of Participating Companies making a contribution under Section 4.1 of the Plan for a Plan Year shall make such contribution not earlier than the first day of such Plan Year and not later than either (i) the due date (including extensions) for filing the return for the taxable year with which or within which such Plan Year began, or
(ii) the latest date otherwise allowed by law.
         4.3   Form  of   Contributions.   Each   Participating   Company's
contributions to the Plan under Section 4.1 of the Plan shall be made in cash or in treasury or authorized but unissued Common Stock. Cash contributed to the Plan shall be used first to satisfy any Current
Obligations of the Trust Fund and, thereafter, it may be used to acquire Common Stock; provided, however, the Trustee in its discretion, after satisfying Current Obligations, may hold all or any portion of the remainder of such cash contribution as cash, consistent with its obligations as Trustee, as it deems advisable in accordance with the provisions of the trust agreement. The Trustee may purchase Common Stock
(i) on the open market; (ii) by the exercise of stock rights; or (iii) from the Sponsoring Company, whether in treasury stock or authorized but unissued stock; provided, however, in no event shall a commission be charged with respect to a purchase pursuant to clause (iii) of this sentence. Common Stock contributed by the Sponsoring Company under this
Section 4.3 shall be valued at the closing market price for Common Stock on the New York Stock Exchange composite tape on the date of the contribution.
         Common Stock purchased from the Sponsoring Company shall be valued at the lowest of the following prices for shares of Common Stock on the New York Stock Exchange composite tape (i) the mean of the high and low trading prices on the Pricing Date (as defined in the trust agreement between the Sponsoring Company and the Trustee), (ii) the closing price on such date or
(iii) the average of the means of the high and low trading prices for the date of the purchase and the 15 trading days immediately before and the 15 trading days immediately succeeding such date. For any such purchase, the Trustee shall pay the lower of the prices determined under subsections (i) and (ii) and, if the price determined pursuant to subsection (iii) should be lower, the Sponsoring Company in its sole discretion shall either refund any excess amounts received from the Trustee in connection with such purchase or transfer to the Trustee the additional number of shares of Common Stock required so as to make the average price per share in the transaction equal to the price determined pursuant to subsection (iii).
         4.4 Member Contributions. No contributions are required or permitted to be made by any Member.
         4.5 Dividends on Common Stock. Dividends, whether cash or in-kind, paid to the Trust on Common Stock allocated to Members' Common Stock Accounts may be used to acquire Common Stock or, at the direction of the Sponsoring Company, may be distributed to Members; provided, however, the Trustee may hold such amounts in cash, consistent with its obligation as Trustee, as it deems advisable in accordance with the provisions of the trust agreement. Cash dividends paid on any in-kind dividends which consist of stock may be used in any manner consistent with the terms of the Plan and Trust, but they may not be passed-through to Members or beneficiaries. This includes retaining them as a cash component of Members' and Beneficiaries' Accounts (excluding the Offset Accounts). A proportionate share of the cash component of such remaining Accounts may be exchanged for the in-kind dividend portion of an Account or Accounts that are being distributed with the Accounts from which such cash is exchanged being credited with their proportionate share of such in-kind dividend, with such exchange valued using the previous day's closing price of the in-kind dividend property amount so exchanged. The Trustee may hold in cash, consistent with its obligations as Trustee, amounts from dividends paid on Common Stock held in the Unallocated Loan Common Stock Account and the Unallocated Transfer Common Stock Account which are not used to satisfy Current Obligations then due. At the direction of the Sponsoring Company, such cash as is not used to satisfy Current Obligations shall be held in the Unallocated Investment Account and may be accumulated to pay future obligations of the Trust as they come due. The Trustee may purchase Common Stock with cash or in-kind (which may first be converted to cash) dividends
(i) on the open market; (ii) by the exercise of stock rights; (iii) through participation in any dividend reinvestment program of the Sponsoring Company including any such program which involves the direct issuance or sale of Common Stock by the Sponsoring Company (if no commission is charged with respect to such direct issuance or sale); or (iv) from the Sponsoring Company whether in treasury stock or authorized but unissued stock. Common Stock purchased by the Trustee pursuant to clause (iii) of this Section 4.5 shall be valued pursuant to such dividend reinvestment program and shall be purchased in accordance with all of the terms and conditions of such program. If any in-kind dividend of stock is converted to cash, some or all of said cash may be retained as a cash component of Members' and Beneficiaries' Accounts (excluding the Offset Accounts) pending its ultimate use for any permitted purpose under the Plan. Common Stock purchased from the Sponsoring Company under clause (iv) of this Section 4.5 shall be valued as provided in Section 4.3 for sales of Common Stock to the Trustee. In no event shall a commission be charged to the Plan with respect to a purchase pursuant to clause (iv).
         4.6 Dividends on PAYSOP Account Common Stock. Dividends paid to the Trust on Common Stock allocated to the PAYSOP Accounts held by it and other income, if any, received by the Trustee with respect to such Accounts shall, to the extent directed by the Sponsoring Company, be used first to pay fees and expenses of the Plan, and, to the extent not so used, dividends paid on Common Stock allocated to Members' PAYSOP Accounts shall be distributed to such Members; provided, however, that in-kind dividends paid to the Trust on Common Stock allocated to the PAYSOP accounts may, if directed by the Sponsoring Company, be used to acquire Common Stock to be held in such accounts under the same rules and procedures prescribed for such transactions in Section 4.5. Cash dividends paid on any in-kind dividends which consist of stock may be used in any manner consistent with the terms of the Plan and Trust, but they may not be passed-through to Members or beneficiaries.

                                 ARTICLE 5
                      Allocations to Members' Accounts
         5.1 Semi-annual Allocations. Contributions and Common Stock available for allocation for a Plan Year shall be allocated as of the last day of March and September of each such Plan Year to the Account of each Member who on such last day was
         (a)      actively employed by a Participating Company;
         (b) disabled from active employment with a Participating Company and actually receiving benefits under the Ashland Inc. Long Term Disability Plan; or
         (c) on an approved leave of absence from employment with a Participating Company, in the ratio that the Credited Compensation of each such Member for the six-month period ending on the last day of the applicable month bears to the Credited Compensation of all such Members for such six-month period.
         5.2 Allocations to Common Stock Accounts. As of the last day of each March and September, the Common Stock Account of each Member eligible for an allocation under Section 5.1 shall be credited with its allocable share of Common Stock (including fractional shares) (a) purchased and paid for by the Trust or contributed in kind for the six month period ending on the last day of the applicable month; (b) released for allocation to Members from the Unallocated Common Stock Account for such period pursuant to Section 5.4 hereof; (c) released for allocation to Members from the Unallocated Transfer Common Stock Account for such period pursuant to
Section 5.4 hereof; (d) declared as stock dividends on Common Stock held in each Member's Common Stock Account and (e) available for allocations as a result of forfeitures for the applicable six-month period pursuant to
Section 6.1 and Section 6.5(c), provided, however, that forfeitures that occurred during March of 1996 shall be applied towards the costs associated with administering the Plan, consistent with Sections 7.4 and 8.5 of the Plan. There shall be deducted from each Member's Non-Offset Account and PAYSOP Account the number of shares (including fractional shares) of Common Stock subject to a diversification election under the terms of Section 7.5 of the Plan as of the Valuation Date upon which such election is effective. Except with respect to (d) above, the amounts described in this Section 5.2 as being credited to the Common Stock Account of each eligible Member shall be divided equally between the Offset Account and Non-Offset Account portions of each such eligible Member's Common Stock Account. The amounts referred to in (d) above shall be allocated between each Member's Non-Offset Account and Offset Account portions of his Common Stock Account in the manner provided under Section 5.6 of the Plan.
         5.3      Allocation of Earnings.
         (a) Valuation Date Adjustments. As of each Valuation Date, the Investment Account of each Member shall be credited (or debited) with its share of the following:
                  (1)  the net income (or loss) of the Trust;
                  (2) cash dividends, if any, on Common Stock in the Member's Common Stock Account or cash dividends, if any, on any in-kind stock dividends in the Member's Common Stock Account;
                  (3) cash dividends, if any, paid to a Member or Beneficiary on Common Stock in the Member's Common Stock Account;
                  (4) forfeitures (other than of Common Stock) from an Account, except as may otherwise be provided in clause
                  (e) of Section 5.2 for forfeitures which occurred during March of 1996;
                  (5) the repayment of debt (including principal and interest) incurred to purchase Common Stock;
                  (6) amounts released from the Unallocated Investment Account during the calendar quarter; and
                  (7) any payments on purchases of Common Stock.
         (b) Other Adjustments. As of the last day of each March and September, the Investment Account of each Member eligible for an allocation under Section 5.1 shall be credited with its allocable share of contributions of cash or property other than Common Stock and as of the last day of each September, the Investment Account of each such Member shall be credited with its allocable share of forfeitures (other than of Common Stock).
         (c) PAYSOP Account Adjustments. The PAYSOP Account of such Member shall be credited (or debited) as of each Valuation Date with such Member's share of the net income (or loss) of the Trust allocable to the PAYSOP Accounts and debited for any payments of fees, expenses or dividends under Section 4.6 of the Plan.
         5.4      Financed Common Stock.
         (a) Order Credited. Financed Common Stock shall first be credited to the Unallocated Loan Common Stock Account. From the Unallocated Loan Common Stock Account, Financed Common Stock shall be allocated to the Common Stock Accounts of Members pursuant to Section 5.2 and paragraph
                  (d) of this Section 5.4 or transferred to the Unallocated Transfer Common Stock Account pursuant to paragraph (b) of this Section 5.4.
         (b) Unallocated Transfer Common Stock Account. Financed Common Stock credited to the Unallocated Loan Common
                  Stock Account shall be transferred to the Unallocated Transfer Common Stock Account upon the transfer of an employer reversion from a qualified plan that terminated before January 1, 1989, but after March 31, 1985, to the Plan under section 4980(c)(3) of the Code and any such transferred amount shall be used to repay a loan used to acquire such Financed Common Stock or a loan used to refinance such a loan within 90 days after such transfer. The number of shares so transferred shall be determined by multiplying the total number of shares remaining in the Unallocated Loan Common Stock Account on the date such transferred employer reversion is used to repay the loan by a fraction, the numerator of which is the amount of such transfer used to repay principal on such loan and the denominator of which is the principal balance of such loan at the time such transfer is used to repay such loan.
         (c) Allocations from Unallocated Transfer Common Stock Account. Financed Common Stock credited to the Unallocated Transfer Common Stock Account shall be allocated semi-annually from that account to the Common Stock Account of each Member in accordance with Sections
                  5.1 and 5.2 beginning with the allocation date coincident with or next following the date on which a transfer occurs under section 4980(c)(3) of the Code and ending at the end of the seventh Plan Year after the Plan Year in which the transfer occurs. The number of shares to be allocated as of each such allocation date shall be determined by multiplying the total remaining number of shares in the Unallocated Transfer Common Stock Account by a fraction the numerator of which is one and the denominator of which is the total number of allocation dates (including the date as of which the allocation is being made) then remaining in the period of time beginning with the date of the allocation and ending with the end of the seventh Plan Year after the Plan Year in which the transfer is made. In no event shall the total shares allocated in the Plan Year of transfer be less than one-eighth of the amount of the shares transferred to the Unallocated Transfer Common Stock Account. Notwithstanding anything to the contrary in the foregoing, any Common Stock acquired with the proceeds of a transfer to the Plan under section 4980(c)(3) of the Code may be added to the amount otherwise due to be allocated under the foregoing provisions of this Section 5.4(c) as of an allocation date, provided that (i) all the Common Stock otherwise scheduled for allocation under this Section 5.4(c) may be allocated as originally scheduled; and (ii) the proceeds so transferred are used to acquire Common Stock within 90 days after such transfer and such Common Stock is allocated to the Accounts of Members for the Plan Year during which such transfer occurred, to the extent permissible under the Plan and under applicable law; and (iii) to the extent the Common Stock acquired cannot be allocated as provided in (ii) immediately above, it shall be held in the Unallocated Transfer Common Stock Account for semi-annual allocation as otherwise provided under this Section 5.4(c) not less rapidly than ratably over seven years and the amount so allocated for the Plan Year of the transfer shall equal the lesser of 1/8 of the amount attributable to the Common Stock acquired or the maximum amount permissible under the section 415 limitations of the Code, with the amount allocated for each succeeding year to be equal to the maximum amount which may be permissibly allocated under the terms of the Plan and applicable law until such amount is exhausted.
         (d) Unallocated Loan Common Stock Account. Financed Common Stock held in the Unallocated Loan Common Stock Account shall be allocated semi-annually from that Account to the Common Stock Account of each Member in accordance with Sections 5.1 and 5.2, as the payments of principal under the loan agreement are made. The number of shares to be allocated as of each date from the Unallocated Loan Common Stock Account shall be determined by multiplying the total number of shares then remaining in that Account by a fraction the numerator of which shall be the total amount of principal paid under such loan agreement since the date of the last allocation of such stock from the Unallocated Loan Common Stock Account to the Common Stock Accounts of Members and the denominator of which is the sum of the amount in the numerator and the total remaining principal amount of the loan to be paid.
         (e) Other Acquisitions. Financed Common Stock acquired at different times or at different prices shall be separately allocated to Members' Common Stock Accounts in accordance with this Section 5.4 and Sections 5.1 and 5.2 of the Plan.
         5.5 Unallocated Investment Account. The Unallocated Investment Account shall be credited with all Trust assets other than Common Stock prior to their allocation to the Investment Accounts of Members and shall be debited with all payments made to purchase Common Stock and all expenses of the Trust not payable by the Company. Such Account shall reflect all transactions of the Trust involving Trust assets other the Common Stock.
         5.6 Dividends. Stock dividends on shares of Common Stock in the Offset Accounts, Non-Offset Accounts and PAYSOP Accounts of Members shall be credited to each such Member's Offset Account, Non-Offset Account and PAYSOP Account which holds the Common Stock on which such stock dividends were paid and the proceeds, whether such proceeds be cash or Common Stock acquired upon the disposition of any such stock dividends, shall be credited in like fashion, with the crediting of all such amounts described in this sentence to occur as of each Valuation Date. To the extent available after payment of Current Obligations of the Trust and other expenses of the Trust, cash dividends on shares of Common Stock in the Unallocated Loan Common Stock Account and the Unallocated Transfer Common Stock Account shall, at the direction of the Sponsoring Company, be accumulated in the Unallocated Investment Account to be used to pay future obligations of the Trust and, to the extent not so accumulated and used, when released from the Unallocated Investment Account shall be credited to the Members' Investment Accounts in proportion to the relative balances in their Common Stock Accounts as of the Valuation Date next succeeding such release. To the extent that cash dividends paid on Common Stock in the Unallocated Loan Common Stock Account and the Unallocated Transfer Common Stock Account are allocated among the Members' Investment Accounts and are used to purchase Common Stock, such Common Stock shall be allocated to the Common Stock Account of each Member entitled thereto and such Common Stock shall be divided between the Offset Account and Non-Offset Account portion of each such Member's Common Stock Account and allocated thereto in the proportion that each such portion bears to the total at the particular time applicable. To the extent that cash dividends paid on in-kind stock dividends in the Common Stock Account are allocated among the Members' Investment Accounts and are used to purchase Common Stock, such Common Stock shall be allocated to the Common Stock Account of each such Member entitled thereto solely to the Non-Offset Account portion thereof.
         5.7      Limitation on Annual Additions.
         (a) Limitation. Notwithstanding any other provision of the Plan, but except as otherwise provided in this paragraph
                  (a), (i) the sum of the Annual Additions (as hereinafter defined) to a Member's Account for a Limitation Year (as defined in Section 5.9) shall not exceed the lesser of
                  (A)  $30,000 (as  adjusted  under  Section  415(d) of the
                  Code), determined as of the last day of the applicable Limitation Year, or (B) 25% of such Member's Limitation Year Compensation (as defined in Section 5.9) and, (ii) for each Limitation Year beginning before October 1, 1989 no more than one-third of the total Participating Company contributions shall be allocated to Members: (A) who are officers of a Participating Company on the date such Limitation Year ends, (B) who are shareholders owning (within the meaning of Section 1563(e) of Code) more than 10 per cent of the Common Stock outstanding on the date such Limitation Year ends, or (C) whose Limitation Year Compensation exceeds twice the dollar amount described in phrase (A) of clause (i) of this sentence (adjusted for cost-of-living increases as provided under such phrase
                  (A) of clause (i)). In applying the limitations of clause
                  (i) of the preceding sentence to a Limitation Year which began before October 1, 1989 for which the requirements of clause (ii) are met, the applicable dollar limitation for any such Limitation Year shall equal the sum of: (i) the dollar amount described in phrase (A) of clause (i) of the preceding sentence (as adjusted for such
                  Limitation Year as described in said phrase (A) to reflect changes in the cost of living), and (ii) the lesser of (A) the amount determined under clause (i) of this sentence or (B) the total Participating Company contributions to the Plan for such Limitation Year. Effective October 1, 2002, the sum of the said Annual Additions shall not exceed (except as may otherwise be permitted under this paragraph (a)) the lesser of: (i) $40,000 as adjusted under Section 415(d) of the Code, determined as of the applicable Limitation Year; or (ii) 100% of such Member's Limitation Year Compensation (as defined in Section 5.9). Notwithstanding anything to the contrary contained herein, for Limitation Years beginning on or after October 1, 1989, the limitations of this paragraph (a) shall not apply to forfeitures of employer securities, within the meaning of Section 409 of the Code, under the Plan, if such employer securities were acquired with the proceeds of a loan described in Section 404(a)(9)(A) of the Code or to employer contributions to the Plan deductible under Section 404(a)(9)(B) of the Code and which are charged against the Member's Account, if not more than one-third of the employer contributions to the Plan for the Limitation Year which are deductible under Section 404(a)(9) of the Code are allocated to Highly Compensated Employees. Additionally, the limitation in (B) of clause (i) above shall not apply with respect to any contributions for medical benefits (within the meaning of Section 419A(f)(2) of the Code) after separation from service which are otherwise treated as an Annual Addition or to any amount otherwise treated as an Annual Addition under Section 415(l) of the Code.
         (b) The term Annual Additions to a Member's Account for any Limitation Year shall mean the sum of:
                  (1)      the  value  of such  Member's  shares  allocated
                           during the Limitation  Year from the Unallocated
                           Transfer Common Stock Account  determined  using
                           the lower of (A) the price at which such  Common
                           Stock  was  purchased  by the  Plan  or (B)  the
                           closing  price of  Common  Stock on the New York
                           Stock  Exchange  Composite  Tape for the trading
                           date  coinciding  with the date as of which such
                           Common  Stock  is  credited  to the  Unallocated
                           Transfer  Common  Stock  Account (or the trading
                           day next  preceding  such crediting date if such
                           date is not a trading day);
                  (2)      such  Member's  allocable  share  of  the  total
                           Participating  Company  contributions  for  such
                           Limitation Year (other than amounts  restored in
                           accordance   with   Section    411(a)(3)(D)   or
                           411(a)(7)(C)  of the  Code),  except  that,  for
                           Limitation  Years  beginning  before  October 1,
                           1989,  allocations of Common Stock  attributable
                           to the payment of  interest  on Financed  Common
                           Stock in  accordance  with Section 5.4 shall not
                           be   considered    Annual   Additions   if   the
                           requirements  of clause (ii) of paragraph (a) of
                           this Section 5.7 are met;
                  (3)      for Limitation Years beginning before October 1,
                           1987,  the  lesser  of (A)  the  amount  of such
                           Member's employee  contributions credited to his
                           account  in  excess  of  6%  of  such   Member's
                           Limitation Year  Compensation for the Limitation
                           Year,  or (B)  one-half  (1/2) of such  Member's
                           employee  contributions  credited to his account
                           for the Limitation Year and for Limitation Years
                           beginning  after  September  30, 1987,  all of a
                           Member's own contributions  (other than rollover
                           contributions, repayments of loans or of amounts
                           described in Section 411(a)(7)(B) of the Code in
                           accordance   with  the   provisions  of  Section
                           411(a)(7)(C) of the Code,  repayments of amounts
                           described in Section  411(a)(3)(D)  of the Code,
                           direct   transfers   between   qualified  plans,
                           deductible  employee  contributions  within  the
                           meaning of  Section  72(o)(5)  of the Code;  and
                           salary  reduction  contributions to a simplified
                           employee  pension plan which are excludable from
                           gross  income  under  Section  408(k)(6)  of the
                           Code);
                  (4)      such Member's share of forfeitures under Section
                           6.1 and  paragraph  (c) of Section 6.5 allocated
                           to his Account for the Limitation Year, provided
                           that,  for  Limitation  Years  beginning  before
                           October 1, 1989,  forfeitures of Financed Common
                           Stock allocated to a Member's  Account shall not
                           be   considered    Annual   Additions   if   the
                           requirements  of clause (ii) of paragraph (a) of
                           this Section 5.7 are met;
                  (5)      amounts  allocated,  in  years  beginning  after
                           March 31, 1984, to an individual medical benefit
                           account,  as defined in Section 415(l)(2) of the
                           Code,  which is part of a defined  benefit plan;
                           and
                  (6)      amounts  derived  from   contributions  paid  or
                           accrued  after  December  31,  1985,  in taxable
                           years   ending   after  such  date,   which  are
                           attributable to post-retirement medical benefits
                           allocated  to  the  separate  account  of a  key
                           employee,  as defined in Section  419A(d)(3)  of
                           the Code,  under a  welfare  benefits  fund,  as
                           defined   in   Section   419(e)   of  the  Code,
                           maintained  by a  Participating  Company  or  an
                           Affiliated Company.
         (c) In the event that it is determined that, but for the limitations contained in paragraph (a) of this Section 5.7, the Annual Additions to a Member's Account for any Limitation Year would be in excess of the limitations contained herein, such Annual Additions shall be reduced to the extent necessary to bring such Annual Additions within the limitations contained in paragraph (a) of this
                  Section 5.7 in the following order:
                  (1)      For Limitation Years beginning before October 1,
                           1989, if Common Stock cannot be allocated to one
                           or more Member's  Common Stock Accounts  because
                           of the  limitation  contained  in clause (ii) of
                           the  first  sentence  of  paragraph  (a) of this
                           Section   5.7,   such  Common   Stock  shall  be
                           allocated  to  the  Common  Stock   Accounts  of
                           Members of the Plan who are  otherwise  entitled
                           to receive an allocation  under the Plan for the
                           Limitation  Year and who are not (A) officers of
                           a   Participating   Company  on  the  date  such
                           Limitation  Year ends, (B)  shareholders  owning
                           (within the meaning of Section  1563(e) of Code)
                           more than 10 percent of the Common  Stock of the
                           Sponsoring Company  outstanding on the date such
                           Limitation  Year ends or (C)  individuals  whose
                           Limitation Year  Compensation  exceeds twice the
                           dollar amount  described in phrase (A) of clause
                           (i) of the first  sentence of  paragraph  (a) of
                           this Section 5.7  (adjusted  for  cost-of-living
                           increases as provided under said phrase (A)), in
                           the proportion that the Credited Compensation of
                           each  such  other  Member  bears  to  the  total
                           Credited  Compensation of all such other Members
                           for such Plan  Year;  subject,  however,  to the
                           limitations  contained in paragraph  (a) of this
                           Section 5.7.
                  (2)      If  Common  Stock  could not be  allocated  to a
                           Member's   Account  because  of  the  limitation
                           contained in clause (i) of the first sentence of
                           paragraph  (a) of this  Section 5.7  (determined
                           without  regard  to any  other  portion  of such
                           paragraph   (a)),   the   allocable   share   of
                           allocations from the Unallocated Transfer Common
                           Stock Account, the Unallocated Loan Common Stock
                           Account,   and/or   of   Participating   Company
                           contributions  and forfeitures under Section 6.1
                           and  paragraph  (c) of  Section  6.5 of a Member
                           described  in this  subparagraph  (2)  for  such
                           Limitation  Year  shall be reduced in such order
                           as the Sponsoring  Company shall determine.  The
                           annual   additions   under  any  other   defined
                           contribution plan required to be aggregated with
                           this Plan for purposes of section  415(c) of the
                           Code  shall  not  be  reduced,  but  rather  the
                           allocations  under this Plan  shall be  reduced,
                           first,  to the extent  necessary  to comply with
                           the  requirements of section 415(c) of the Code.
                           If and to the  extent  that  the  amount  of any
                           Member's allocable share of allocations from the
                           Unallocated  Transfer Common Stock Account,  the
                           Unallocated  Loan Common Stock Account and/or of
                           Participating    Company    contributions    and
                           forfeitures  is reduced in  accordance  with the
                           provisions of this  subparagraph (2), the amount
                           of  any  such  reduction  shall  be  held  in an
                           unallocated suspense account under the Plan. Any
                           income produced by the Common Stock held in such
                           suspense  account  shall  also  be  held  in the
                           suspense  account  to the  extent  not  used for
                           Current  Obligations  or  distributed to Members
                           pursuant to Section 4.5. In each successive Plan
                           Year the Common  Stock  held in the  unallocated
                           suspense account  described in this subparagraph
                           (2)  shall be  released  from such  account  for
                           allocation  to Members'  Accounts in  accordance
                           with the  provisions  of this  Article  5 of the
                           Plan  on a  first-in-first-out  basis  until  no
                           Common  Stock  remains  unallocated.  Value  for
                           purposes   of   allocations   made   under  this
                           subparagraph  (2) shall be determined  under the
                           provisions of the first paragraph of Section 4.3
                           of the  Plan by  treating  the  date as of which
                           such   allocation   occurs   as  the   date   of
                           contribution.  In the event no  allocation  from
                           such  suspense  account is possible  because the
                           Plan  is  terminated  and the  maximum  possible
                           allocations  from the  suspense  account for the
                           Plan  Year in which  termination  occurred  have
                           been made,  the  remaining  unallocated  amounts
                           shall be returned to the Participating Companies
                           except as provided in Section 14.4 of the Plan.
                  (3)      The  allocable  share of  Participating  Company
                           contributions  and forfeitures under Section 6.1
                           and  paragraph  (c) of  Section  6.5 of a Member
                           described in (2) above for such  Limitation Year
                           shall be reduced  and  reallocated  to the other
                           Members of the Plan who are  employed  by either
                           the Participating  Company employing such Member
                           or  another  Participating  Company  which was a
                           component  member of the consolidated tax return
                           of  the  Participating  Company  employing  such
                           Member,  in the  proportion  that  the  Credited
                           Compensation  of each such other Member bears to
                           the  total  Credited  Compensation  for all such
                           other  Members  for  such  Plan  Year;  subject,
                           however,   to  the   limitations   contained  in
                           paragraph  (a) of this  Section  5.7 and  except
                           that  such  allocation  and  reallocation  shall
                           exclude  Members  who  are  Highly   Compensated
                           Employees  if the Common  Stock being  allocated
                           and reallocated  were acquired with the proceeds
                           of a loan satisfying the  requirements of Treas.
                           Reg. Section  54.4975-7(b) and if allocations or
                           reallocations  to  such  Members'  Common  Stock
                           Accounts  would cause more than one-third of the
                           Participating  Companies'  contributions to such
                           Accounts for the Limitation Year to be allocated
                           to those of Highly Compensated Employees.
         (d) If and to the extent that the amount of any Member's allocable share of Participating Company contributions and forfeitures is reduced in accordance with the provisions of paragraph (c) of this Section 5.7 and not reallocated to other Members; the amount of any such reduction which is not reallocated to other Members shall be held in an unallocated suspense account under the Plan. Any income produced by the Common Stock held in such suspense account shall be held in the Unallocated Investment Account. In each successive Plan Year the Common Stock held in the unallocated suspense account shall be released from such account for allocation to Members' Accounts in accordance with the provisions of this Article 5 of the Plan on a first-in-first-out basis until no Common Stock remains unallocated, except that such allocation and reallocation shall exclude Members who are Highly Compensated Employees if the Common Stock being allocated and reallocated were acquired with the proceeds of a loan satisfying the requirements of Treas. Reg. Section 54.4975-7(b) and if allocations or reallocations to such Members' Common Stock Accounts would cause more than one-third of the Participating Companies' contributions to such Accounts for the Limitation Year to be allocated to those of Highly Compensated Employees. Value for purposes of allocations made under this paragraph (d) shall be determined under the provisions of the first paragraph of Section 4.3 of the Plan by treating the date as of which such allocation occurs as the date of contribution. In the event no allocation from such suspense account is possible because the Plan is terminated and the maximum possible allocations from the suspense account for the Plan Year in which termination occurred has been made, the remaining unallocated amounts shall be returned to the Participating Companies.
         5.8 Limitation on Annual Additions for Participating Companies or Affiliated Companies Maintaining Other Defined Contribution Plans. In the event that any Member of this Plan is a participant under any other Defined Contribution Plan maintained by a Participating Company or an Affiliated Company (whether or not terminated), the total amount of Annual Additions to such Member's accounts from all such Defined Contribution Plans shall not exceed the limitations set forth in Section 5.7. If it is determined that as a result of the limitations set forth in this Section 5.8 the Annual Additions to a Member's Account in this Plan must be reduced, such reduction shall be accomplished in accordance with the provisions of
Section 5.7.
         5.9 Definitions Relating to Annual Additions Limitations. For purposes of Sections 5.7, 5.8, this Section 5.9 and Article 17, the following definitions shall apply:
         (a) "Retirement Plan" shall mean (i) any profit sharing, pension or stock bonus plan described in Sections 401(a) and 501(a) or 403(b) of the Code, (ii) any annuity plan or annuity contract described in Section 403(a) of the Code, (iii) any individual retirement account or individual retirement annuity described in Section 408(a) or 408(b) of the Code and (iv) any simplified employee pension.
         (b) "Defined Contribution Plan" shall mean (i) a Retirement Plan which provides for an individual account for each participant therein and for benefits based solely on the amount contributed to the participant's account, and any income, expenses, gains and losses, and any forfeitures of accounts of other participants therein which may be allocated to such participant's account and (ii) mandatory and/or voluntary employee contributions to a defined benefit plan to the extent of such employee contributions.
         (c)      "Limitation Year" shall mean the Plan Year.
         (d) "Limitation Year Compensation" shall mean the Member's wages, salaries, fees for professional services and other amounts received for personal services actually rendered in the course of employment with the Participating Companies and Affiliated Companies during a Limitation Year including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits and bonuses. Limitation Year Compensation shall not include deferred compensation amounts (other than amounts received by a Member pursuant to an unfunded non-qualified plan in the year such amounts are includable in the gross income of the Member for federal income tax purposes); allowances paid by reason of foreign assignment; amounts realized from the exercise of non-qualified stock options or when restricted stock (or property) held by a Member becomes freely transferable or is no longer subject to a substantial risk of forfeiture; amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and other amounts which receive special tax benefits. Notwithstanding anything in the foregoing to the contrary, effective for Limitation Years beginning after September 30, 1998, elective deferrals pursuant to Code sections 125 or 457 shall be included as Limitation Year Compensation. Effective for Limitation Years beginning after September 30, 2001, elective deferrals pursuant to Code section 132(f)(4) shall also be included in Limitation Year Compensation. Effective for Limitation Years beginning on and after October 1, 1994, the applicable annual compensation limit becomes $150,000 and adjustments thereto shall only be made in increments of $10,000, rounded down to the next lowest multiple of $10,000, in such manner as determined by Code section 415(d) from time to time. Effective for Limitation Years beginning on and after January 1, 2002, the applicable annual compensation limit becomes $200,000 and adjustments thereto shall only be made in increments of $5,000 rounded down to the next lowest multiple of $5,000, in such manner as determined by Code section 415(d) from time to time.
5.10 Accounts of Members Transferred to an Affiliated Company or Non-Employee Status. If a Member is transferred to an Affiliated Company which is not a Participating Company, or is transferred to employment status with a Participating Company whereby he is no longer an Employee, the amount credited to his Account shall continue to share in the earnings or losses of the Trust and such Member's rights and obligations with respect to such Account shall be governed by the provisions of the Plan and Trust.
5.11 Amendment to Stock Allocations. Effective on and after June 30, 1994 and notwithstanding anything to the contrary contained in this Article 5 or in Article 13, no provision of the Plan which determines the amount of Common Stock to be allocated to an eligible Member or the timing of such allocation may be subject to an amendment whose effective date is within six months of the effective date of the last such amendment; provided, however, that this limitation on the frequency of amendments shall not apply to amendments to comply with changes in the Code, ERISA or the rules thereunder.

                                 ARTICLE 6
                         Vesting and Distributions
         6.1      Termination of Employment.
         (a) Vesting. If a Member with at least one Hour of Service after September 30, 1989 incurs a Termination of Employment, such Member (or Beneficiary in the case of the death of a Member) shall be entitled to receive a benefit equal to the sum of (i) the total amount in the Member's Common Stock Account and Investment Account determined in accordance with the provisions of Section
                  6.3 of the Plan multiplied by the appropriate percentage from the following table, unless such Member again becomes an Employee prior to the date such amount is distributed, and (ii) the total amount in such Member's PAYSOP Account, which shall be nonforfeitable at all times. Such benefit shall be paid at the applicable time or times and in the applicable form provided under this
                  Article 6.

                      Length of Member's
                      Period of Service                  Vested Percentage

                       Less than 5 years                        0
                        5 years or more                       100

         Members who did not have at least one Hour of Service after September 30, 1989 shall have their vested benefits (if any) hereunder determined under the vesting schedule as it existed under the Plan before October 1, 1989. Notwithstanding anything herein to the contrary, a Member's Accounts shall be fully vested and nonforfeitable upon his death or his attainment of age 55 or upon his disability (for this purpose only those who are eligible for and have actually received a benefit under the Ashland Inc. Long Term Disability Plan shall be deemed to have incurred a disability); provided, however, that any Member with an Account under the Plan on March 31, 1996 shall be fully vested and have a
         nonforfeitable   interest   in  such   Account.
         (b)      Forfeiture Provisions.
                  (1)      Forfeiture  for  Break in  Service.  If a Member
                           incurs  five  consecutive  One-Year  Periods  of
                           Severance,  then his forfeitable interest (as of
                           such   incurrence)  in  his  Accounts  shall  be
                           forfeited and reallocated as provided in Article
                           5 as of the end of the Plan  Year in which  such
                           Member receives the distribution.
                  (2)      Cash-Out Distributions and Restorations.
                           (i)      Forfeiture.   A  Member  who  incurs  a
                                    Termination of Employment (for a reason
                                    other than death) at a time when he has
                                    no  vested  interest  in  his  Accounts
                                    shall   be   treated   as   immediately
                                    receiving a distribution of the present
                                    value  of  his  entire   nonforfeitable
                                    interest which is less than or equal to
                                    $5,000  and  his  forfeitable  interest
                                    therein    shall   be   forfeited   and
                                    reallocated as provided in Article 5 as
                                    of the end of the  Plan  Year in  which
                                    such  Member is deemed to  receive  the
                                    distribution,  provided  such Member is
                                    not  employed   with  a   Participating
                                    Company  or an  Affiliated  Company  at
                                    such time.
                           (ii)     Restoration.  Effective March 31, 1996,
                                    any  amount  that  a  Member  forfeited
                                    under (i) above shall be  automatically
                                    restored,  unadjusted  for any gains or
                                    losses,    if   such   Member   resumes
                                    employment  before April 1, 1996 with a
                                    Participating  Company or an Affiliated
                                    Company  covered by the Plan  before he
                                    incurs   five   consecutive    One-Year
                                    Periods of Severance.
                           (iii)    Source of Restoration.  Any restoration
                                    under  (ii)  above  shall be made  from
                                    available  forfeitures before any other
                                    allocation   thereof,   and,   if  such
                                    forfeitures are insufficient, then such
                                    shall be made from such  source  within
                                    the Plan as the Trustee  determines  is
                                    available  for the same,  and, if there
                                    is   none,    then    the    applicable
                                    Participating  Company shall contribute
                                    the difference.
                  (3)      Distributions of Less Than 100%. If a Member who
                           receives a distribution of less than 100% of his
                           Accounts is  rehired,  such Member may repay the
                           amount  of  the  distribution  received  by  him
                           provided that such  repayment is made before the
                           earlier of:
                           (A)      the    Member's    incurrence    of   5
                                    consecutive    One-Year    Periods   of
                                    Severance after such distribution , or
                           (B)      5 years  after the first  date on which
                                    the   Member   is   reemployed   by   a
                                    Participating Company.
         As of the date of such repayment, his Account will be credited with the amount of his repayment plus the amount forfeited pursuant to the preceding paragraph. In the event a rehired Member fails to make a repayment by the time prescribed above, his Period of Service after his date of rehire shall not be taken into account in determining the vested percentage of his Account that accrued prior to his Termination of Employment. Notwithstanding anything to the contrary contained herein, repayments to the Plan under this sub-paragraph (3) will not be allowed after March 31, 1996, due the discontinuance of contributions to the Plan from and after that time, as provided under Section 4.1.
                  (4)      Vesting Upon Termination or Partial  Termination
                           of the Plan or  Discontinuance of Contributions.
                           Notwithstanding  any  provisions to the contrary
                           contained   herein,   upon  the  termination  or
                           partial  termination of the Plan or the complete
                           discontinuance of contributions  under the Plan,
                           the  amounts  then   credited  to  all  affected
                           Members'   Accounts  shall  be   nonforfeitable.
                           Effective  March 31, 1996,  for purposes of this
                           sub-paragraph  (4) and for  purposes  of Section
                           14.3, the "affected Members" shall be only those
                           Members  who had  Accounts  under the Plan as of
                           March 31, 1996.
         6.2      Payment of Benefits--General Rules.
         (a) Incorporation. Notwithstanding anything to the contrary contained in the Plan, all distributions under the Plan shall be determined and made in accordance with Section 401(a)(9) of the Code and the regulations thereunder, including the minimum distribution incidental benefit requirement of Treasury Regulation Section 1.401(a)(9)-2. The requirements of Section 401(a)(9) of the Code and the regulations thereunder, as they now exist or may be hereafter amended, are hereby incorporated herein by reference and made a part hereof to the extent that such requirements are not otherwise specifically set forth in the Plan and to the extent that such requirements are not in conflict with any legally permissible provision of the Plan. Notwithstanding any provision of the Plan to the contrary, distributions made on or after December 1, 2001 for calendar years beginning on or after January 1, 2001 shall comply with the minimum distribution requirements of section 401(a)(9) of the Internal Revenue Code that are prescribed in the section 401(a)(9) regulations proposed on January 17, 2001 (the 2001 Proposed Regulations). If the total amount of required minimum distributions to an individual for 2001 prior to December 1, 2001 are equal to or greater than the amount of required minimum distributions determined under the 2001 Proposed Regulations, then no additional distributions are required for such individual for 2001 on or after such date. If the total amount of required minimum distributions made to an individual for 2001 prior to December 1, 2001 are less than the amount determined under the 2001 Proposed Regulations, then the amount of required minimum distributions for 2001 on or after such date will be determined so that the total amount of required minimum distributions for 2001 is the amount determined under the 2001 Proposed Regulations. This provision shall continue in effect until the last calendar year beginning before the effective date of the final regulations under section 401(a)(9) or such other date as may be published by the Internal Revenue Service.
         (b) Lifetime Distribution Periods. Distributions to a Member during his life shall commence no later than the time specified in (c)(2) of this Section 6.2. Such distributions shall, as of the first distribution calendar year, if not made in a single sum to a Member, be made over any of the following periods (or any combination thereof):
                  (1)      the life of the Member;
                  (2)      the  lives  of the  Member  and  his  designated
                           beneficiary;
                  (3)      a period  certain not extending  beyond the life
                           expectancy of the Member;
                  (4)      a period certain not extending  beyond the joint
                           life and last survivor  expectancy of the Member
                           and his designated beneficiary.
                  For purposes of this Section 6.2, a Member's designated beneficiary shall be his Beneficiary.
         (c) Latest Date of Payment. Notwithstanding anything in the Plan to the contrary, the payment of a Member's benefit shall begin not later than the earlier of:
                  (1)      the 60th day after the later of the close of the
                           Plan Year in which the Member
                           (A)      reaches age 65,
                           (B)      completes the 10th  anniversary  of the
                                    date    on    which    he     commenced
                                    participation in the Plan, or
                           (C)      terminates   his   service   with   the
                                    Participating     Company    and    all
                                    Affiliated Companies; or
                  (2)      the April 1 of the calendar  year  following the
                           calendar year in which the Member attains age 70
                           1/2. For Members that attain age 70 1/2 in 2000,
                           sub-paragraph  (2)  above  is  changed.   It  is
                           changed  to  the  later  of (i)  April  1 of the
                           calendar  year  following  the calendar  year in
                           which  the  Member  attains  age 70 1/2 or  (ii)
                           April 1 of the  calendar  year  after the Member
                           terminates  employment.  Clause  (ii)  shall not
                           apply  with  respect  to a  Member  that is a 5%
                           owner (as defined in Code  section  416) for the
                           Plan Year in which such Member attains 70 1/2.
         (d) Life Expectancy. For purposes of this Section 6.2, the life expectancy of any individual to whom a distribution is payable shall not be recalculated once such distribution commences with respect to such individual or with respect to another individual through whom or after whom such individual may become entitled to the distribution. Notwithstanding anything to the contrary, minimum distributions made after December 31, 2001 will have the life expectancy recalculated.
         (e)      Death Distribution Periods.
                  (1)      Commencement.  In the event a Member  dies prior
                           to the  commencement of his  distribution  under
                           Section 6.3 of the Plan,  the death  benefit (if
                           any) which is payable shall commence pursuant to
                           whichever of the following applies:
                           (A)      In the event such benefit is payable to
                                    a  designated  beneficiary  who  is not
                                    such Member's  surviving  spouse,  such
                                    distribution   shall   commence  on  or
                                    before December 31 of the calendar year
                                    following  the  calendar  year in which
                                    the Member died.
                           (B)      In  the  event  that  such  benefit  is
                                    payable to a designated beneficiary who
                                    is such Member's surviving spouse, such
                                    distribution  shall  commence as of the
                                    later of the date prescribed  under (A)
                                    above or  December  31 of the  calendar
                                    year in which  the  Member  would  have
                                    attained age 70 1/2.
                           (C)      In the  event  there  is no  designated
                                    beneficiary,  then the  distribution of
                                    such  benefit  must  be  commenced  and
                                    completed   by   December   31  of  the
                                    calendar  year   containing  the  fifth
                                    anniversary of such Member's death.
                  (2)      Periods.  Death benefits (if any) under the Plan
                           which  are  distributable  shall be  distributed
                           over  whichever  of the  following  periods  are
                           applicable:
                           (A)      over the designated  beneficiary's life
                                    or a period  certain not  greater  than
                                    such beneficiary's life expectancy;
                           (B)      if there is no designated  beneficiary,
                                    a period  ending on  December 31 of the
                                    calendar  year   containing  the  fifth
                                    anniversary of the Participant's death;
                                    or
                           (C)      if    there    are    death    benefits
                                    distributable       after      lifetime
                                    distributions to the Member  commenced,
                                    such benefits  shall be  distributed at
                                    least as rapidly as under the method of
                                    distribution  being  used  prior to the
                                    Member's death.
         (f)      Death  of  Spouse.  For  purposes  of (e)  above,  if the
                  surviving spouse dies before payments to such spouse begin, then the provisions of (e)(1)(B) and (e)(2)(A) above shall apply as if such spouse were the Member.
         (g) Method of Compliance. To comply with the provisions of this Section 6.2, distributions to a Member who remains employed with a Participating Company beyond the calendar year during which such Member attains age 69 1/2 (70 1/2 for Members who attain 70 1/2 in 2000) shall be made as soon as reasonably practicable after January 1 of each calendar year following the calendar year during which such Member attained age 69 1/2 (70 1/2 for Members who attain 70 1/2 in 2000) in an amount based upon the value of the Member's Accounts as of the last Valuation Date in the immediately preceding calendar year and the amount of such payment shall be equal to the amount determined by dividing the value of such Member's Accounts, determined as of the said Valuation Date, by 15, reduced by one for each calendar year which follows the calendar year in which distributions first commenced under this paragraph
                  (g). The portion of any amount so determined which is distributed from a Member's Common Stock Account (and PAYSOP Account, if applicable) shall be distributed as Common Stock, rounded to the nearest whole number of shares, and such Common Stock which is attributable to a Member's Common Stock Account shall be divided equally between such Member's Offset Account and Non-Offset Account. Distributions after December 1, 2001 shall be determined using a different quotient than the one identified in the immediately preceding sentence. The amount of these distributions shall be determined by the quotient obtained by dividing the Accounts so determined by the applicable distribution period in the table prescribed in Prop. Reg ss.1.401(a)(9)-5, Q&A-4, with one exception. If the Member's sole designated beneficiary is the Member's spouse, then the applicable distribution period is the longer of the one derived from the table in the cited proposed regulation or the one derived from the applicable table prescribed by the Internal Revenue Service for the joint life expectancy of the Member and the Member's spouse using the attained ages for the same in the distribution calendar year. Distributions of death benefits shall comply with the provisions of this Section
                  6.2 by being distributed under the other relevant provisions this Article 6, provided that such distributions are not made at a later time or over a longer period of time than is allowed under this Section 6.2.
         6.2      Required Distributions.

         (a) Effective Date. The provisions of this Section 6.2 are effective for distributions after December 31, 2002. These provisions replace the prior provisions of Section
                  6.2 effective January 1, 2003.
         (b) Precedence. The requirements of this Section 6.2 will take precedence over any inconsistent provisions of the Plan.
         (c)      Incorporation.  Distributions  that are  required by this
                  Section 6.2 are made in accordance with the requirements of section 401(a)(9) of the Code and the regulations thereunder. Those regulations, as they now exist and as they may be amended, are incorporated herein by reference and made a part hereof to the extent such requirements are not otherwise specifically set forth in the Plan and to the extent such requirements are not in conflict with any legally permissible provision of the Plan. Optional provisions allowed by those regulations that are available under the Plan are specified herein.
         (d) Lifetime Distribution Periods. Distributions to a Member during the Member's life shall commence no later than the Member's required beginning date specified in (e)(2) of this Section 6.2. Such distributions shall, as of the first distribution calendar year, if not made in a single sum to the Member, be made over any of the following periods (or any combination thereof):
                  (1)      a period  certain not extending  beyond the life
                           expectancy of the Member;
                  (2)      a period certain not extending  beyond the joint
                           life and last survivor  expectancy of the Member
                           and the  Member's  designated  beneficiary.  For
                           purposes  of  this   Section   6.2,  a  Member's
                           designated  beneficiary shall be the Beneficiary
                           designated  by the  Member  under the Plan.  The
                           distribution  periods  in (1)  and  (2) of  this
                           paragraph (d) do not apply if a distribution  is
                           made pursuant to Section 6.3 of the Plan.
         (e) Latest Date of Payment. Notwithstanding anything in the Plan to the contrary, the payment of a Member's benefit shall begin not later than the earlier of:
                  (1)      The 60th day after the later of the close of the
                           Plan Year in which the Member -
                           (A)      reaches age 65,
                           (B)      completes  the  10th   anniversary   of
                                    participation in the Plan, or
                           (C)      terminates     service     with     the
                                    Participating     Company    and    all
                                    Affiliated Companies; or
                  The Member's required beginning date, which is the later of (i) April 1 of the calendar year following the calendar year in which the Member attains age 70 1/2 or
                  (ii) April 1 of the calendar year after the Member terminates employment. Clause (ii) shall not apply with respect to a Member that is a 5% owner (as defined in Code section 416) for the Plan Year in which such Member attains 70 1/2.
         (f) Life Expectancy. For purposes of this Section 6.2, the life expectancy of an individual shall be based upon the applicable table in Treas. Reg. ss.1.401(a)(9)-9 using such individual's birthday in the calendar year in which the determination of life expectancy is being made. Minimum distributions under this Section 6.2 to a Member during the Member's life and to a Member's surviving spouse will be based on a recalculation of Member's or surviving spouse's life expectancy (whichever is applicable). In all other events, the applicable life expectancy will be reduced by one for each subsequent year in a distribution period.
         (g)      Death Distribution Periods.
         (1) Commencement. In the event a Member dies before distributions begin under Section 6.2 of the Plan, the death benefit (if any) which is payable shall commence pursuant to whichever of the following applies:
         (A) In the event such benefit is payable to a designated beneficiary who is not such Member's surviving spouse, such distribution shall commence on or before December 31 of the calendar year following the calendar year in which the Member died.
         (B) In the event that such benefit is payable to a designated beneficiary who is such Member's surviving spouse, such distribution shall commence as of the later of the date prescribed under (A) above or December 31 of the calendar year in which the Member would have attained age 70 1/2.
         (C) In the event there is no designated beneficiary, or if distributions will not be made over the life expectancy of the designated beneficiary, then the distribution of such benefit must be commenced and completed by December 31 of the calendar year containing the fifth anniversary of such Member's death.
         (2) Periods. Death benefits (if any) under the Plan which are distributable shall be distributed over whichever of the following periods are applicable:
         (A) over a period certain not greater than such beneficiary's life expectancy;
         (B) over a period ending on December 31 of the calendar year containing the fifth anniversary of the Member's death; or if there are death benefits distributable after lifetime distributions to the Member commenced, such benefits shall be distributed at least as rapidly as under the method of distribution being used prior to the Member's death.
                  The distribution periods in (A), (B) and (C) of this sub-paragraph (2) cannot exceed the period allowed for payments in Section 6.3 of the Plan.
         (h)      Death  of  Spouse.  For  purposes  of (g)  above,  if the
                  surviving spouse dies before payments to such spouse begin, then the provisions of (g)(1)(B) and (g)(2)(A) above shall apply as if such spouse were the Member.
         (i) Method of Compliance. To comply with the provisions of this Section 6.2, distributions to a Member shall begin no later than the Member's required beginning date under
                  Section 6.2(e)(2). The payment that is made by the required beginning date is on account of the preceding calendar year, which is the first distribution calendar year. Distributions that are made on account of subsequent distribution calendar years shall be made no later than December 31 of the applicable distribution calendar year. The amount of each such distribution shall be based upon the value of the Member's Accounts as of the last Valuation Date in the calendar year immediately preceding each distribution calendar year, increased by any allocations thereto after such Valuation Date and decreased by any distributions made after such Valuation Date that occurred in such year of valuation. The amount of each such distribution shall be determined by the quotient obtained by dividing the Accounts so determined by the Member's life expectancy or the Member's and the Member's designated beneficiary's (if any) life expectancy, as determined under paragraph (i) of this
                  Section 6.2. Distributions of death benefits shall comply with the provisions of this Section 6.2 by being distributed under the other relevant provisions this
                  Article 6, provided that such distributions are not made at a later time or over a longer period of time than is allowed under this Section 6.2.
         6.3      Payment of Benefit.
         (a)      General. Except as otherwise provided in Sections 6.2 and
                  6.4 of the Plan,  and  subject to  paragraph  (b) of this
                  Section 6.3, the Sponsoring Company shall cause the distribution of benefits in a single lump sum to be paid to a Member or his Beneficiary as soon as reasonably practicable after such Member's Termination of Employment (or death, in the case of a payment to a Beneficiary), based upon the value of such Member's Common Stock Account, Investment Account and PAYSOP Account as of the Valuation Date coincident with or immediately following the date on which such Member incurs a Termination of Employment (or death).
         (b) Consent. If the value of a Member's nonforfeitable Accounts exceeds or at the time of any prior distribution exceeded $5,000 at the time when such Member is entitled to a distribution under paragraph (a) of this Section 6.3 of the Plan, then no part of such benefit may be distributed to him prior to his attainment of 65, unless he consents to the distribution within the 90-day period prior to the first day on which all events have occurred which entitle such Member to such distribution. For distributions on or after January 1, 2002, the phrase "or at the time of any prior distribution exceeded" is deleted. The filing by such Member of a claim or other application for the distribution of his benefit hereunder shall be deemed to constitute such a consent for payment. However, if the value of a benefit to be distributed under paragraph (a) of this Section 6.3 is equal to or less than $5,000, then such benefit shall be distributed to the individual entitled thereto, in a single sum, as soon as is reasonably practical.
         6.4 Form of  Distribution.  Subject to a Member's  election  under this Section 6.4, distributions of Members' Common Stock Accounts, Investment Accounts and PAYSOP Accounts shall be made in Common Stock, except for fractional shares which shall be distributed in cash. When fractional shares are sold to effect distributions to Members and Beneficiaries, the proceeds of such sale shall be apportioned among those receiving such distributions in accordance with their respective interests in the total of the fractional shares sold. Full shares being distributed in Common Stock shall be valued at the price used by the Trustee to value such Common Stock on the Valuation Date as of which distributions are being made. In lieu of the foregoing, a Member entitled to a distribution may elect, in such form and manner, and at such time (not later than 60 days after such Member's Termination of Employment) as the Sponsoring Company may from time to time prescribe, one of the following methods of distribution:
         (a) Cash. Benefits may be distributed in cash in lieu of full and fractional shares. When full and fractional shares are sold to effect distributions to Members and Beneficiaries, the proceeds of such sale shall be apportioned among those receiving such distributions in accordance with their respective interests in the total of the full and fractional shares sold. A Member's election of a cash distribution under this paragraph (a) must be made within 60 days of his Termination of Employment, or within such other period of time as may be prescribed by the Sponsoring Company, from time to time. For Members who are married at the time of their election of a distribution, such election under this paragraph (a) is subject to the spousal consent requirements described under paragraph (b) of this Section 6.4. Notwithstanding anything in the foregoing to the contrary, effective on or after June 30, 1994, a Member (or Beneficiary) may elect to have all of his benefits distributed in cash as described above, except that the whole shares of Common Stock allocated to his Common Stock Account within six months of the date of the distribution would be distributed in Common Stock. For these purposes, dispositions of whole shares of Common Stock to facilitate cash distributions shall be deemed to consist of the Common Stock which was allocated to the Member's Account more than six months before the distribution, to the extent there was Common Stock so allocated at that time.
         (b) Transfer to Pension Plan. Benefits may be paid by transferring the value of such Member's nonforfeitable percentage in his Offset Account to any defined benefit plan in which the Member participates (if such defined benefit plan is maintained as a floor plan with respect to this Plan and if such arrangement was in effect before December 18, 1987) with the actuarial equivalent of such transferred value to be paid in such form and at such time as may be elected by the Member under such defined benefit plan. The remaining portion of the Member's nonforfeitable benefit hereunder shall be distributed in Common Stock as provided in this Section 6.4, unless, effective October 1, 1998, or as soon thereafter as administratively feasible, the Member elects to have such remaining portion of the nonforfeitable benefit distributed in cash. A Member can only elect to have the remaining portion of the nonforfeitable benefit distributed in cash if the sum of the whole and fractional shares of Common Stock allocated to such Member's Non-Offset Account and PAYSOP Account is less than 100. When full and fractional shares are sold to effect distributions to Members, the proceeds of such sale shall be apportioned among those receiving such distributions in accordance with their respective interests in the total of the full and fractional shares sold. Except as otherwise allowed under Section 6.2 and unless a Member's spouse consents within 90 days of the date as of which a distribution is to commence, in the manner prescribed under Section 2.1(c) and complies with such other requirements applicable to plans subject to the survivor annuity requirements of Code Sections 401(a)(11) and 417, to a distribution made in the manner allowed under paragraph (a) of this Section 6.4, the benefit of a Member who is married at the time of an election of a distribution hereunder shall be distributed pursuant to the rules of this paragraph (b), unless the benefit is valued at less than $5,000 (including the amount of any prior distributions, for this purpose) at the time of the distribution. Effective on and after June 30, 1994, the Common Stock allocated to the Member's Offset Account shall be deemed to consist of the Common Stock first allocated to such Member's Account on a first-in-first-out basis. For purposes of this paragraph
                  (b), the nonforfeitable percentage of a Member's Common Stock Account shall be deemed to be equally divided between the Offset Account and Non-Offset portions thereof. When fractional shares are sold to effect distributions to Members, the proceeds of such sale shall be apportioned among those receiving such distributions in accordance with their respective interests in the total of the fractional shares sold. Notwithstanding any provisions of the Plan to the contrary, a Beneficiary may not elect to receive a distribution under this paragraph
                  (b).
         (c) Transfers. Subject to the satisfaction of the following requirements, a Member may make a voluntary and informed election directing that his entire vested Account be transferred directly from the Trustee of this Plan to the trustee of another plan ("transferee plan") which is qualified under section 401(a) of the Code. The requirements which must be satisfied are as follows:
                                    (i)     The   Member   shall  have  the
                                            option to allow his  Account to
                                            remain  in  this  Plan  for the
                                            maximum  period of time allowed
                                            under  Sections  6.2 and 6.3 of
                                            the Plan.
                                      (ii)  If married, the Member's spouse
                                            must execute a written consent,
                                            witnessed by a notary public or
                                            plan  representative,   to  the
                                            transfer   within   the  90-day
                                            period  ending on the  Member's
                                            annuity   starting  date  which
                                            specifies  the  identity of the
                                            transferee   plan   and   which
                                            acknowledges the effect of such
                                            consent.   However,  if  it  is
                                            established to the satisfaction
                                            of the Sponsoring  Company that
                                            a  written  consent  cannot  be
                                            obtained  because  there  is no
                                            spouse or the spouse  cannot be
                                            located   or  because  of  such
                                            other  circumstances  as may be
                                            provided       in      Treasury
                                            Regulations,  then  no  spousal
                                            consent,  as described  herein,
                                            is required.
                                    (iii)   Any      applicable      notice
                                            requirements  prescribed  under
                                            section 417 of the Code must be
                                            met   with    regard   to   the
                                            transfer.
                                       (iv) The Account,  when  transferred
                                            to the transferee plan, must be
                                            fully  vested  thereunder  and,
                                            immediately      after     such
                                            transfer,   the  Member   would
                                            receive  from  the   transferee
                                            plan, on a termination basis, a
                                            benefit  therefrom  which is at
                                            least  equal to the  benefit to
                                            which   he  would   have   been
                                            entitled,   on  a   termination
                                            basis,     from    this    Plan
                                            immediately     before     such
                                            transfer, within the meaning of
                                            the   provisions   of   section
                                            414(l) of the Code.
                                    (v)     Except as  otherwise  provided,
                                            the  transfer  of the  Member's
                                            Account   consisting   of   his
                                            Common      Stock      Account,
                                            Investment  Account  and PAYSOP
                                            Account shall be made in Common
                                            Stock,  except that  fractional
                                            shares  shall be sold  with the
                                            proceeds     of    such    sale
                                            apportioned  among the  Members
                                            making     direct     transfers
                                            hereunder  and those  receiving
                                            other  distributions  hereunder
                                            as   otherwise    provided   in
                                            accordance      with      their
                                            respective   interest   in  the
                                            total of the fractional  shares
                                            so sold. A Member may elect, in
                                            such  form and  manner,  and at
                                            such  time (not  later  than 60
                                            days from the date an  election
                                            form for this purpose is mailed
                                            to the Member),  as  prescribed
                                            by the Sponsoring  Company,  to
                                            have the Common Stock allocated
                                            to such  Member  sold  with the
                                            proceeds   received   therefrom
                                            transferred  to the  transferee
                                            plan.  The cash proceeds of any
                                            such   sale  to   effect   cash
                                            transfers  hereunder  and other
                                            cash  distributions   hereunder
                                            shall be apportioned  among the
                                            Members  making such  transfers
                                            and those  receiving other such
                                            distributions   in   accordance
                                            with their respective  interest
                                            in the  total  of the  full and
                                            fractional shares sold, reduced
                                            by  the  costs  of  such  sale.
                                            Notwithstanding anything to the
                                            contrary  contained  herein, no
                                            election  to  have  a  Member's
                                            Account transferred in the form
                                            of  cash  shall  be   effective
                                            unless  it is  received  by the
                                            Sponsoring  Company  within  75
                                            days of the date  the  election
                                            form    prescribed   for   this
                                            purpose   was   mailed  to  the
                                            Member.
                                    (vi)    The   Member    provides   such
                                            evidence  from  the  transferee
                                            plan to the Plan Administrator,
                                            as   prescribed   by  the  Plan
                                            Administrator,     which     is
                                            sufficient to demonstrate  that
                                            the    transferee    plan    is
                                            qualified  under section 401(a)
                                            of the Code,  that the terms of
                                            the transferee plan allow it to
                                            accept  such a transfer  in the
                                            form in  which  it will be made
                                            as    prescribed    under   (v)
                                            immediately above, and that the
                                            transferee   plan   meets   the
                                            applicable  provisions  of (iv)
                                            above.
         (d) Distribution Exceptions. Notwithstanding anything in the Plan to the contrary, and to the extent permissible under law, if the Common Stock related to the Common Stock Accounts portion of the Plan have been held by the Plan for at least the prior five Plan Years (or throughout the entire period of existence of the portion of the Plan related to the Common Stock Accounts, if shorter), the following distribution rules may apply to the Common Stock Accounts:
                  (1)      The Sponsoring Company retains the discretion to
                           eliminate   the  single  sum  optional  form  of
                           benefit in a nondiscriminatory manner.
                  (2)      The Sponsoring Company retains the discretion to
                           eliminate  distributions  of Common  Stock  from
                           Common Stock Accounts and to substitute the same
                           with cash distributions, in a non-discriminatory
                           manner,   under   any   one  of  the   following
                           circumstances:
                           (A)      the portion of the Plan relating to the
                                    Common Stock  Accounts  ceases to be an
                                    employee stock ownership plan and stock
                                    bonus  plan   within  the   meaning  of
                                    Section 4975(e)(7) of the Code;
                           (B)      substantially  all of the Common  Stock
                                    held by or  allocable  to Common  Stock
                                    Accounts are sold in connection  with a
                                    sale   of   substantially   all   of  a
                                    Participating  Company  or the  company
                                    which issued such securities;
                           (C)      the  Common  Stock  cease to be readily
                                    tradable;  provided,  however,  that  a
                                    distributee  shall  have  the  right to
                                    demand a  distribution  of Common Stock
                                    in such  form and  manner,  and at such
                                    time (not later than 60 days after such
                                    distributee's   entitlement   to   such
                                    distribution) as the Sponsoring Company
                                    may from time to time prescribe;
                           (D)      substantially   all  of  the  stock  or
                                    assets  of a  trade  or  business  of a
                                    Participating  Company  or the  company
                                    which  issued the Common Stock are sold
                                    and the purchasing  employer  continues
                                    to  maintain  the Plan  (in this  case,
                                    distributions  in the form of  employer
                                    securities of the  purchasing  employer
                                    may be made  instead of or in  addition
                                    to cash); and
                           (E)      any  other  circumstances   permissible
                                    under law.
         6.5 Distributees.
         (a) If the Sponsoring Company shall be in doubt as to the right of any person as a Beneficiary under Section 2.1(c), payment may be made to the Member's estate and such payment shall be in full satisfaction of any and all liability of the Plan (or any other period or entity) to any person claiming under or through such Member.
         (b) If a Member or Beneficiary entitled to receive a distribution under the Plan is physically or mentally incapable or incompetent to receive such distribution and no guardian, committee or other legal representative of such Member or Beneficiary has been duly appointed, payment of the distribution may be made to any person or institution then maintaining or having custody of such Member or Beneficiary. Such payment shall operate as a complete discharge of the obligations under the Plan of the Sponsoring Company, the Trustee and any delegatee or redelegatee thereof.
         (c) Lost Member/Beneficiary. Notwithstanding any other provision of the Plan, in the event the Sponsoring Company, after reasonable effort, is unable to locate a Member or Beneficiary to whom a benefit is payable under the Plan, such benefit shall be forfeited; provided, however, that such benefit shall be reinstated (in an amount equal to the amount forfeited) upon proper claim made by such Member or Beneficiary prior to termination of the Plan. Benefits forfeited under this paragraph (c) shall be reallocated to the remaining Members in the Plan in accordance with the provisions of Article 5 of the Plan. Restorations under this paragraph (c) shall be made in the following order of priority: (i) by way of offsetting forfeitures then arising under this paragraph
                  (c); (ii) by way of allocation from any suspense account maintained under Section 5.7 of the Plan; (iii) by way of allocation from income of the Trust Fund to be allocated to Members under Section 5.3 of the Plan as of the Valuation Date next following the date of restoration is determined to be made, and (iv) by way of allocation from the Participating Company contributions next following the date restoration is determined to be made.
         6.6      Direct Rollovers.
         (a)      General.   Subject  to  the  exceptions  and  limitations
                  contained in this Section 6.6, a Member, an alternate payee under an approved qualified domestic relations order (as defined in Code Section 414(p)) who is a Member's former spouse or a deceased Member's surviving spouse may elect to have all, or any portion (in increments of 10%) of an Eligible Rollover Distribution (as defined in (f) below) to which such individual is entitled transferred from this Plan to an Eligible Retirement Plan (as defined in (f) below).
         (b) Exceptions and Limitations. Among the exceptions, limitations and conditions applied to elections under paragraph (a) of this Section 6.6 are the following:
                  (1)      Such  elections  cannot  direct  that all or any
                           part of an  Eligible  Rollover  distribution  be
                           transferred  to,  among or between more than one
                           Eligible Retirement Plan.
                  (2)      Such  elections  may  be  revoked,  in  writing,
                           except   that  such   elections   shall   become
                           irrevocable at the point in time when it becomes
                           administratively   impractical   to   stop   the
                           transfer from being made in accordance with such
                           election,    as    determined    by   the   Plan
                           Administrator.
                  (3)      In  the   case   of  an   involuntary   cash-out
                           distribution  of a benefit equal to or less than
                           $5,000 under  Section  6.3(b) of the Plan, or in
                           any other case when the consent  requirements of
                           Section 6.3(b) do not apply, the Member or other
                           applicable   distributee   (as   identified   in
                           paragraph  (a) above)  shall have 30 days within
                           which to make an election  under  paragraph  (a)
                           after   receiving  the  notice  referred  to  in
                           paragraph  (c).  If such  election  is not  made
                           within 30 days, the benefit shall be distributed
                           to the  distributee as soon as  administratively
                           practical.  If such  election  is made within 30
                           days,   then  the   transfer  to  the   Eligible
                           Retirement   Plan   may  be   made  as  soon  as
                           administratively  practical. In the event that a
                           distribution   is   subject   to   the   consent
                           requirements of Section 6.3(b),  then the Member
                           may    affirmatively    elect   to   receive   a
                           distribution   or  to  have  an  election  under
                           paragraph  (a)  implemented  within  30  days of
                           receiving  the notice  referred to in  paragraph
                           (c);   provided   that   information   is  given
                           explaining  that the Member has at least 30 days
                           to receive a distribution.
         (c) Time and Method of Transfer. Within a reasonable period of time before distributing an Eligible Rollover Distribution, the Plan Administrator shall provide the notice required under Code Section 402(f) and provide an opportunity to make the election provided under paragraph
                  (a). Transfers made pursuant to such an election may be accomplished in any reasonable manner, as determined by the Plan Administrator, from time to time, in accordance with applicable Treasury regulations.
         (d) Series of Payments. In the event a series of payments may otherwise be made under the terms of the Plan each of which would be an Eligible Rollover Distribution, an election (or failure to elect) under paragraph (a) with regard to the first payment in such series shall control and be applied to all remaining payments in such series, unless the distributee revokes, changes or otherwise modifies his or her prior decision regarding the options available under paragraph (a) in such manner, at such time and subject to such conditions as the Plan Administrator may prescribe from time to time.
         (e) Administration. The Plan Administrator shall, from time to time, prescribe such rules as it deems convenient or desirable to administer the provisions of this Section
                  8.8.  This  may  include,  but  not be  limited  to,  the
                  following:
                  (1)      Prescribing   forms  for  making  the   election
                           described in paragraph (a);
                  (2)      Requiring the distributee to furnish information
                           regarding the  identity,  status and location of
                           the Eligible Retirement Plan;
                  (3)      Requiring   the   Eligible    Retirement    Plan
                           designated by the distributee to provide certain
                           information about itself; and
                  (4)      Requiring  the  distributee  and/or the Eligible
                           Retirement Plan to represent and/or certify that
                           the Eligible Retirement Plan is authorized under
                           law and  pursuant to its own terms to accept the
                           transfer of the Eligible Rollover Distribution.
         (f) Definitions. For purposed of this Section 6.6, the following terms shall have the following definitions:
                  (1)      "Eligible   Retirement   Plan"   shall  mean  an
                           individual  retirement account described in Code
                           Section 408(a), an individual retirement annuity
                           described  in Code  Section  408(b),  an annuity
                           plan  described  in  Code  Section  403(a)  or a
                           qualified trust described in Code Section 401(a)
                           that accepts  Eligible  Rollover  Distributions;
                           provided,  however,  that,  with  respect  to  a
                           distributee who is a deceased Member's surviving
                           spouse, only an individual retirement account or
                           an  individual  retirement  annuity  may  be  an
                           Eligible   Retirement  Plan.  For  distributions
                           after December 31, 2001, an Eligible  Retirement
                           Plan  shall   also  mean  an  annuity   contract
                           described  in section  403(b) of the Code and an
                           eligible plan under  section  457(b) of the Code
                           that  is  maintained   by  a  state,   political
                           subdivision  of  a  state,   or  any  agency  or
                           instrumentality   of  a   state   or   political
                           subdivision  of  a  state  and  that  agrees  to
                           separately account for amounts  transferred into
                           such plan from this Plan. Also for distributions
                           after  December 31, 2001,  the  definition of an
                           Eligible  Retirement  Plan shall  apply  without
                           limitation  in the case of a  distribution  to a
                           surviving spouse or to a spouse or former spouse
                           who is the  alternate  payee  under a  qualified
                           domestic  relations order, as defined in section
                           414(p) of the Code.
                  (2)      "Eligible Rollover  Distribution" shall mean any
                           distribution  of  all  or  part  of  a  Member's
                           benefit   under   the  Plan,   except   for  the
                           following:
                           (A)      Substantially  equal periodic payments,
                                    not less frequently than annually, made
                                    over (i) the life or life expectancy of
                                    the  distributee,  (ii) the joint lives
                                    or  joint  life   expectancies  of  the
                                    distributee and a beneficiary, or (iii)
                                    a period of 10 or more years;
                           (B)      The portion of a distribution  required
                                    under Code Section 401(a)(9);
                           (C)      The   portion   of   any   distribution
                                    excluded  from  gross  income,  without
                                    regard   to  any   exclusion   for  net
                                    unrealized   appreciation  on  employer
                                    securities;
                           (D)      Dividends  paid on employer  securities
                                    as described in Code Section 404(k) and
                                    as  provided  for in Section 8.1 of the
                                    Plan; and
                           (E)      Other     types    or    portions    of
                                    distributions identified under Treasury
                                    regulations  or  in  Internal   Revenue
                                    Service pronouncements.
                           For  purposes  of  (A)  immediately  above,  the
                           determination    of   whether    payments    are
                           substantially  equal for a  specified  period is
                           made  when such  payments  first  begin  without
                           regard to contingencies  or  modifications  that
                           have not yet occurred. Notwithstanding any other
                           provision,   the   following   shall   apply  in
                           determining   whether  a   distribution   is  an
                           Eligible Rollover Distribution:
                                    (I)     Effective   for   distributions
                                            after  December 31,  2001,  any
                                            amount that is  distributed  on
                                            account of  hardship  shall not
                                            be   an    Eligible    Rollover
                                            Distribution       and      the
                                            distributee   cannot  elect  to
                                            have  any  portion  of  such  a
                                            distribution  paid  directly to
                                            an Eligible Retirement Plan.
                                    (II)    Effective   for   distributions
                                            after   December  31,  2001,  a
                                            portion of a distribution shall
                                            not  fail  to  be  an  Eligible
                                            Rollover   Distribution  merely
                                            because the portion consists of
                                            after tax employee contribution
                                            that  are  not   includible  in
                                            gross  income.   However,  such
                                            portion may be transferred only
                                            to  an  individual   retirement
                                            account or annuity described in
                                            section  408(a)  or  (b) of the
                                            Code, or to a qualified defined
                                            contribution  plan described in
                                            section 401(a) or 403(a) of the
                                            Code that agrees to  separately
                                            account    for    amounts    so
                                            transferred,          including
                                            separately  accounting  for the
                                            portion  of  such  distribution
                                            that  is  includible  in  gross
                                            income and the  portion of such
                                            distribution  that  is  not  so
                                            includible.

                                 ARTICLE 7
                                 Trust Fund
         7.1 Trust Fund. All the funds of the Plan shall be held by the Trustee appointed from time to time by the Sponsoring Company, in one or more trusts under a trust agreement entered into between the Trustee and the Sponsoring Company for use in providing the benefits of the Plan and paying any expenses of the Plan not paid directly by the Participating Companies. The fact that a separate Account is maintained for each Member shall not be deemed to segregate for such Member, or to give such Member any direct interest in, any specific asset, or assets, in the Trust Fund.
         7.2 Administration of the Trust Fund and Funding Policy. Except as otherwise provided in the Plan or the trust agreement and subject to the direction and control of the Sponsoring Company (or other fiduciary identified by the Sponsoring Company for such purpose), the Trustee shall have exclusive authority and discretion to manage and control the assets of the Trust Fund. The Sponsoring Company shall be responsible for establishing a funding policy and method consistent with the objectives of the Plan and the requirements of Title I or ERISA.
         7.3 Benefits Payable Solely by Trust. All benefits payable under the Plan shall be paid or provided for solely from the Trust. The Participating Companies assume no liability or responsibility therefor.
         7.4 Exclusive Benefit of Trust Fund. Except as otherwise allowed under Section 403(c) (2) (A) and (C) of ERISA, the assets of the Trust Fund shall not inure to the benefit of any Participating Company and shall be held for the exclusive purposes of providing benefits to Members and their Beneficiaries and defraying reasonable expenses of administering the Plan.
         7.5      Diversification Elections.
         (a) Election by Qualified Member. Each Qualified Member shall be permitted to direct the Plan (as prescribed under (b) and (c) below) as to the investment of 25 percent of the shares of Common Stock allocated to his Non-Offset Account and 25 percent of the shares of Common Stock allocated to his PAYSOP Account (as determined under (d) below) during the period beginning on July 15 and ending on the immediately following October 15 for the Plan Year in which falls such July 15 and which is part of such Qualified Member's Qualified Election Period; provided, however, that "50 percent" shall be substituted for "25 percent" above for the Plan Year during such Qualified Member's Qualified Election Period which ends in the calendar year in which such Qualified Member attains age 60, and for each subsequent Plan Year in such Qualified Member's Qualified Election Period. Notwithstanding anything contained herein to the contrary, effective on and after October 1, 1999, each Qualified Member shall, in addition to the amounts identified above, also be permitted to direct the Plan as to the investment of:
                  (i) 25% of the shares of Common Stock allocated to his PAYSOP Account and 50% of the of the shares of Common Stock allocated to his Non-Offset Account attributable to in-kind stock dividends that were used to acquire Common Stock; and
                  (ii) 25% of the shares of Common Stock allocated to his PAYSOP Account and 50% of the of the shares of Common Stock allocated to his Non-Offset Account attributable to cash dividends paid on in-kind stock dividends that were paid to his Common Stock Account.
The references to "25%" and "50%" in (i) and (ii) hereinabove shall be changed to "50%" and "100%," respectively, for the Plan Year during such Qualified Member's Qualified Election Period which ends in the calendar year in which such Qualified Member attains age 60, and for each subsequent Plan Year in such Qualified Member's Qualified Election Period. Elections hereunder can only be made for the percentage of shares of Common Stock allocated to the particular Non-Offset Account and PAYSOP Account (as determined under (d) below); such elections cannot be made for any lesser or greater percentage of such Common Stock; and such elections shall, subject to the applicable limits prescribed in (d) below, apply equally to both such Accounts.
         (b) Method of Directing Investment. The Qualified Member's investment direction under (a) above shall be provided to the Sponsoring Company or to its delegate, which may include the Trustee, in writing, or in or through such other medium and in such format as may be prescribed by the Sponsoring Company, from time to time, and such investment direction shall be effective no later than 40 days after the close of the particular Plan Year of the Qualified Election Period to which such investment direction relates, provided that such investment direction is received no later than the date specified by the Sponsoring Company as the date by which such a direction must be filed. The Sponsoring Company reserves the right to prescribe administratively convenient rules applicable to Member investment directions made hereunder, including the right to change such rules, from time to time.
         (c)      Investment Options.
                  (i) General. Except as otherwise provided in sub-paragraph (ii) of this paragraph (c), the amount of Common Stock subject to the Qualified Member's investment direction shall be transferred directly by the Trustee to the trustee under the Ashland Inc. Employee Savings Plan and placed in the Unrestricted Ashland Common Stock Fund pending investment pursuant to such Qualified Member's direction in and among the particular investment funds or options then available under such Savings Plan. The amount so transferred to such Savings Plan shall thereafter be subject to the applicable rules of such Savings Plan. A Member described in sub-paragraph (ii) of this paragraph (c) is not eligible to have the amount of the Common Stock subject to his or her investment direction transferred to such Savings Plan.
                  (ii) Members Employed by Certain Affiliated Companies. For purposes of this Section 7.5, a Member employed with the Marathon Ashland Petroleum LLC or any of its subsidiaries and who is otherwise a Qualified Member shall, notwithstanding any provisions hereof to the contrary, have the amount subject to such Member's election under paragraph (b) of this
                           Section 7.5 distributed to such Member. Such distribution shall, unless elected otherwise by the Member, be distributed in Common Stock, with fractional shares distributed in cash. Such Member shall be allowed to elect to have the distribution made entirely in cash. The Sponsoring Company may prescribe administrative procedures to effectuate distributions under this sub-paragraph (ii) of this paragraph (c), from time to time, and such distributions shall be subject to the provisions of Section 6.6 of the Plan on direct rollovers.
         (d)      Determination   of  Amount  Subject  to   Diversification
                  Requirements.   The  portion  of  a  Qualified   Member's
                  Non-Offset Account and PAYSOP Account subject to the investment direction provided under (a) above for all Plan Years in the Qualified Election Period shall be equal to (1) 25 percent (50 percent for Plan Years ending in and after the calendar year in which the Qualified Member attains age 60) of the total number of shares of Common Stock allocated to each such Qualified Member's Non-Offset Account and PAYSOP Account as of September 30 of the Plan Year to which the investment direction relates (determined separately for each such Account), plus any shares of Common Stock that were subject to a prior investment direction pursuant to the provisions of this Section 7.5 (also determined separately for each such Account), less, (2) the number of shares of Common Stock previously subject to an investment direction under this Section 7.5, determined separately for each such Account. For purposes of determining the number of shares of Common Stock subject to an investment direction, the number of shares derived from the foregoing may be rounded to the nearest whole integer. For these purposes, shares of Common Stock allocated to a Member's Non-Offset Account which are invested pursuant to an election hereunder shall be deemed to first consist of shares of Common Stock allocated to such Member's Common Stock Account which were acquired by the Plan after December 31, 1986. Effective on and after October 1, 1999, the portion of a Qualified Member's Non-Offset Account and PAYSOP Account subject to the investment direction provided under (a) above for all Plan Years in the Qualified Election Period shall also include (1) for the Non-Offset Account 50 percent (100 percent for Plan Years ending in and after the calendar year in which the Qualified Member attains age 60) and for the PAYSOP Account 25 percent (50 percent for Plan Years ending in and after the calendar year in which the Qualified Member attains age 60) of the total number of shares of Common Stock attributable to in-kind stock dividends or cash dividends on in-kind stock dividends allocated to each such Qualified Member's Non-Offset Account and PAYSOP Account as of September 30 of the Plan Year to which the investment direction relates (determined separately for each such Account), plus any such shares of Common Stock that were subject to a prior investment direction pursuant to the provisions of this Section 7.5 (also determined separately for each such Account), less, (2) the number of such shares of Common Stock previously subject to an investment direction under this Section 7.5, determined separately for each such Account. For purposes of determining the number of shares of Common Stock subject to an investment direction, the number of shares derived from the foregoing may be rounded to the nearest whole integer.

                                 ARTICLE 8
                         Administration of the Plan
         8.1 Plan Administrator and Administration of the Plan. The Sponsoring Company shall be the "administrator" (as defined in Section 3(16) of ERISA) of the Plan and shall be a named fiduciary for the Plan. The Sponsoring Company shall, in its capacity as administrator, be responsible for the performance of all reporting and disclosure obligations under ERISA and all other obligations required or permitted to be performed by the Plan administrator under ERISA. The Sponsoring Company shall have all powers necessary and the discretion necessary and convenient to administer the Plan in accordance with its terms, including, but not limited to, all necessary, appropriate and convenient power and authority to interpret, administer and apply the provisions of the Plan with respect to all persons having or claiming to have any rights, benefits, entitlements or obligations under the Plan. This includes, without limitation, the ability to construe and interpret provisions of the Plan, make determinations regarding law and fact, reconcile any inconsistencies between provisions in the Plan or between provisions of the Plan and any other statement concerning the Plan, whether oral or written, supply any omissions to the Plan or any document associated with the Plan, and to correct any defect in the Plan or in any document associated with the Plan. All such interpretations of the Plan and documents associated with the Plan and questions concerning its administration and application, as determined by the Sponsoring Company, shall be binding on all persons having an interest under the Plan. Such administrator of the Plan shall be the designated agent for service of legal process.
         8.2 Delegation of Responsibility. The Sponsoring Company may delegate (and may give to its delegatees the authority to redelegate) to any person or persons any responsibility, power, or duty whether ministerial or fiduciary; provided, however, no responsibility in the Plan or trust agreement to manage or control the assets of the Plan may be delegated to anyone other than a fiduciary identified pursuant to Section
7.2 of the Plan. The Sponsoring Company, the Trustee or any delegatee, redelegatee or designee of either of them may employ one or more persons to render advice or perform ministerial duties with regard to any responsibility such fiduciary has under the Plan.
         8.3 Liability. The Board of Directors of the Sponsoring Company and any delegatee, redelegatee, or designee (other than the Trustee), and any employee of a Participating Company or Affiliated Company serving the Plan an any capacity within the scope of this employment shall be free from all liability for their acts and conduct in the administration of the Plan and Trust except for acts of willful misconduct; provided, however, that the foregoing shall not relieve any of them from any responsibility or liability for any responsibility, obligation or duty that they may have pursuant to ERISA.
         8.4 Indemnity by Participating Companies. In the event and to the extent not insured against by any insurance company pursuant to provisions of any applicable insurance policy, the Participating Companies shall indemnify and hold harmless any person from any and all claims, demands, suits or proceedings made or threatened by reason of the fact that he, his testator or intestate successor (i) is or was a director or officer of a Participating Company or an Affiliated Company or (ii) is or was an employee of a Participating Company or an Affiliated Company who serves or served the Plan or Trust in any capacity within the scope of his employment and as a delegatee of (or redelegatee) the Sponsoring Company, provided such person acted, in good faith, in what he reasonably believed to be the best interests of the Plan. Expenses against which such person may be indemnified hereunder include, without limitation, the amount of any settlement or judgment, costs, counsel fees and related charges reasonably incurred in connection with a claim asserted or proceeding brought or settlement thereof. A Participating Company from which indemnification may be sought hereunder may, at its expense, settle any such claim, demand, suit or proceeding made or threatened when such settlement appears to be in the best interest of such Participating Company. This Section 8.4 shall not be construed to limit whatever rights of indemnity to which the persons specified in this Section 8.4 and such other persons not described in the foregoing provisions of this Section 8.4 who are or were (or claim under or through) employees of a Participating Company or an Affiliated Company may be entitled by law, corporate by-law or otherwise.
         8.5 Payment of Fees and Expenses. The Trustee, the Board of Directors of the Sponsoring Company, and any delegatee, redelegatee, or designee shall be entitled to payment from the Trust Fund for all reasonable fees, costs, charges and expense incurred by them in the course of performance of their duties under the Plan and the Trust, except to the extent that such fees and costs are paid by any Participating Company or Affiliated Company. Notwithstanding any other provision of the Plan or Trust, no person who is a "disqualified person" within the meaning of
Section 4975(e) (2) of the Code, or a "party in interest" within the meaning of Section 3(14) of ERISA and who receives full-time pay from any Participating Company or Affiliated Company shall receive compensation from the Trust Fund, except for reimbursement of expenses properly and actually incurred.
         8.6 Voting of Shares. All voting rights with respect to Common Stock (and qualifying employer securities as defined under Section 407(d)(5) of ERISA, if any) held by the Trustee shall be exercised by the Trustee only as directed by the Members (and by Beneficiaries of deceased Members who have not received a distribution of their benefits, and such Beneficiaries shall be treated as Members for purposes of applying the provisions of this Section 8.6) acting in their capacity as named fiduciaries (within the meaning of ERISA Section 402) in accordance with the provisions of this Section 8.6. Before each annual or special meeting of shareholders of the Sponsoring Company (or such other company which issued such securities, if applicable) there shall be sent to each Member a copy of the proxy solicitation material sent generally to shareholders for such meeting, together with a form to be returned to the Trustee, requesting instructions from the Member, acting in his capacity as a named fiduciary, to the Trustee on how to separately vote such securities (I) allocated to such Member's Common Stock Account (determined as of the most recent Valuation Date for which information is readily available), and on how to separately vote (II) a proportionate share (based on the amount of Common Stock then allocated to his Common Stock Account) of (i) Non-Directed Securities (defined below), (ii) any Common Stock then allocated to the Unallocated Transfer Common Stock Account and to the Unallocated Loan Common Stock Account, and (iii) any Common Stock then in the suspense account under Section 5.7(c)(2). For purposes of this Section 8.6, Non-Directed Securities shall mean that Common Stock allocated to Members' Common Stock Accounts for which instructions are not timely received by the Trustee, as well as any Common Stock allocated to Members' Common Stock Accounts after the time prescribed for returning the said instructions to the Trustee. Upon receipt of such instructions, the Trustee shall vote such shares as instructed. In lieu of voting Members' fractional shares as instructed by Members, the Trustee may vote the combined fractional shares of such securities to the extent possible to reflect the directions of Members with allocated fractional shares. The number of votes to which a Member's direction under clause (II), above, applies shall be the number of votes equal to the total number of votes attributable to the sum of the votes related to the Common Stock referred to in (i), (ii) and
(iii) in said clause (II) multiplied by a fraction, the numerator of which is the number of shares of Common Stock allocated to the Member's Common Stock Account and the denominator of which is the total number of shares of Common Stock allocated to the Common Stock Accounts of all such Members who have timely provided instructions to the Trustee with respect to the Common Stock referred to in (i), (ii) and (iii) in said clause (II). For purposes of this Section 8.6, fractional shares shall be rounded to the nearest 1/1,000th of a share. The instructions received by the Trustee from a Member under this Section 8.6 shall be held in confidence by the Trustee and any contractor retained by the Trustee to assist in tabulation of votes and shall not be divulged or released to the Sponsoring Company, to any officer of the Sponsoring Company, to any employee of the Sponsoring Company or to any other person, except in the aggregate, unless otherwise required by law.
         8.7 Effectiveness of Elections. An election, designation, direction, request or revocation provided for in the Plan shall be made in writing on a form an in such manner as prescribed by the Sponsoring Company and shall not become effective until it has been properly filed with the Sponsoring Company under such procedures as prescribed by the Sponsoring Company, uniformly applicable to Members and Beneficiaries.
         8.8 Service In More Than One Fiduciary Capacity. Any person or entity may serve in more than one fiduciary capacity for the Plan, including service as both administrator and as trustee.

                                 ARTICLE 9
                          Benefit Claims Procedure
         9.1 Claims for Benefits. If any claim (within the meaning of Section 503 of ERISA) for benefits under the Plan is wholly or partially denied, the Sponsoring Company shall, within 90 days after receipt of the claim, notify the Member or Beneficiary of the denial of the claim. Such notice of denial (i) shall be in writing, (ii) shall be written in a manner calculated to be understood by the Member or Beneficiary, and (iii) shall contain (A) the specific reason or reasons for denial of the claim, (B) a specific reference to the pertinent Plan provisions upon which the denial is based, (C) a description of any additional material or information necessary to perfect the claim, along with an explanation of why such material or information is necessary, and (D) an explanation of the claim review procedure, in accordance with the provisions of this Article 9. If the claim is not granted and if a response is not made to the Member or Beneficiary within the time prescribed therefor under this Section 9.1, then the Member or Beneficiary may deem such claim to be denied and proceed under the provisions of Section 9.2 of the Plan.
         9.2 Request for Review of Claim Denial. Within 60 days after the receipt by the Member or Beneficiary of a written notice of denial of the claim, or such later time as shall be deemed reasonable by the Sponsoring Company taking into account the nature of the benefit subject to the claim and any other attendant circumstances, the Member or Beneficiary may file a written request with the Sponsoring Company that it conduct a full and fair review of the denial of the claim for benefits. Such written request shall be filed in such form and manner and at such time as the Sponsoring Company may from time to time prescribe.
         9.3 Decision on Review of Claim Denial. The Sponsoring Company shall made its determination in accordance with the documents governing the Plan insofar as such documents are consistent with the provisions of Title I of ERISA. The Sponsoring Company shall deliver to the Member or Beneficiary its written decision on the claim within 60 days after the receipt of the aforesaid request for review, except that if there are special circumstances (such as a conference with the Member or Beneficiary or their representatives) which require an extension of time, the aforesaid 60 day period shall be extended to 120 days. Such decision shall (i) be written in a manner calculated to be understood by the Member or Beneficiary, (ii) include the specific reason or reasons for the decision, and (iii) contain a specific reference to the pertinent Plan provisions upon which the decision is based. If a response is not made to the Member or Beneficiary within the time prescribed therefor under this Section 9.3, then the Member or Beneficiary may deem such claim to be denied. Any decision on the review of a claim denial under this Section 9.3 is final and binding on all those affected.

Effective for claims incurred after December 31, 2001, the foregoing provisions shall be replaced with the following new provisions of this
Article 9.

         9.1 Initial Claim - Notice of Denial. If any claim for benefits (within the meaning of section 503 of ERISA) is denied in whole or in part, the Sponsoring Company will provide written notification of the denied claim to the Member or Beneficiary, as applicable, (hereinafter referred to as the claimant) in a reasonable period, but not later than 90 days after the claim is received. The 90-day period can be extended under special circumstances. If special circumstances apply, the claimant will be notified before the end of the 90-day period after the claim was received. The notice will identify the special circumstances. It will also specify the expected date of the decision. When special circumstances apply, the claimant must be notified of the decision not later than 180 days after the claim is received.

The written decision will include:

(a)               The reasons for the denial.
(b) Reference to the Plan provisions on which the denial is based. The reference need not be to page numbers or to section headings or titles. The reference only needs to sufficiently describe the provisions so that the provisions could be identified based on that description.
(c) A description of additional materials or information needed to process the claim. It will also explain why those materials or information are needed.
(d) A description of the procedure to appeal the denial, including the time limits applicable to those procedures. It will also state that the claimant may file a civil action under section 502 of ERISA (ERISA - ss.29 U.S.C.
                  1132). The claimant must complete the Plan's appeal procedure before filing a civil action in court.

If the claimant does not receive notice of the decision on the claim within the prescribed time periods, the claim is deemed denied. In that event the claimant may proceed with the appeal procedure described below.
         9.2 Appeal of Denied Claim. The claimant may file a written appeal of a denied claim with the Sponsoring Company in such manner as determined from time to time. The Sponsoring Company is the named fiduciary under ERISA for purposes of the appeal of the denied claim. The Sponsoring Company may delegate its authority to rule on appeals of denied claims and any person or persons or entity to which such authority is delegated may re-delegate that authority. The appeal must be sent at least 60 days after the claimant received the denial of the initial claim. If the appeal is not sent within this time, then the right to appeal the denial is waived.

The claimant may submit materials and other information relating to the claim. The Sponsoring Company (or its delegate) will appropriately consider these materials and other information, even if they were not part of the initial claim submission. The claimant will also be given reasonable and free access to or copies of documents, records and other information relevant to the claim.

Written notification of the decision on the appeal will be delivered to the claimant in a reasonable period, but not later than 60 days after the appeal is received. The 60-day period can be extended under special circumstances. If special circumstances apply, the claimant will be notified before the end of the 60-day period after the appeal was received. The notice will identify the special circumstances. It will also specify the expected date of the decision. When special circumstances apply, the claimant must be notified of the decision not later than 120 days after the appeal is received.

Special rules apply if the Sponsoring Company designates a committee as the appropriate named fiduciary for purposes of deciding appeals of denied claims. For the special rules to apply, the committee must meet regularly on at least a quarterly basis.

When the special rules for committee meetings apply the decision on the appeal must be made not later than the date of the committee meeting immediately following the receipt of the appeal. If the appeal is received within 30 days of the next following meeting, then the decision must not be made later than the date of the second committee meeting following the receipt of the appeal.

The period for making the decision on the appeal can be extended under special circumstances. If special circumstances apply, the claimant will be notified by the committee or its delegate before the end of the otherwise applicable period within which to make a decision. The notice will identify the special circumstances. It will also specify the expected date of the decision. When special circumstances apply, the claimant must be notified of the decision not later than the date of the third committee meeting after the appeal is received.

In any event, the claimant will be provided written notice of the decision within a reasonable period after the meeting at which the decision is made. The notification will not be later than 5 days after the meeting at which the decision is made.

Whether the decision on the appeal is made by a committee or not, a denial of the appeal will include:

(a)               The reasons for the denial.
(b) Reference to the Plan provisions on which the denial is based. The reference need not be to page numbers or to section headings or titles. The reference only needs to sufficiently describe the provisions so that the provisions could be identified based on that description.
(c) A statement that the claimant may receive free of charge reasonable access to or copies of documents, records and other information relevant to the claim.
(d) A description of any voluntary procedure for an additional appeal, if there is such a procedure. It will also state that the claimant may file a civil action under section 502 of ERISA (ERISA - ss.29 U.S.C. 1132).

If the claimant does not receive notice of the decision on the appeal within the prescribed time periods, the appeal is deemed denied. In that event the claimant may file a civil action in court. The decision regarding a denied claim is final and binding on all those who are affected by the decision. No additional appeals regarding that claim are allowed.

                                 ARTICLE 10
                         Inalienability of Benefits
         The right of any Member or Beneficiary to any benefit or payment under the Plan or Trust or to any separate Account maintained as provided by the Plan shall not, to the fullest extent permitted by law, be subject to voluntary or involuntary anticipation, transfer, alienation or assignment, attachment, execution, garnishment, levy, sequestration or other legal or equitable process. The foregoing shall not apply to the extent allowed under Code section 401(a)(13). In the event a Member or Beneficiary who is receiving or is entitled to receive benefits under the Plan attempts to assign, transfer or dispose of such right, or if an attempt is made to subject said right to such process, such assignment, transfer or disposition shall be null and void. Notwithstanding the foregoing provisions hereof, expressly permitted are : (i) any arrangement to which the Sponsoring Company consents for the direct deposit of benefit payments to an account in a bank, savings and loan association or credit union, provided such arrangement is not part of an arrangement constituting an assignment or alienation; and (ii) the recovery by the Plan of overpayment of benefits previously made to a Member or Beneficiary or (iii) the creation, assignment, or recognition of a right to any benefit payable pursuant to a qualified domestic relations order as defined in ERISA or the Code. Notwithstanding anything to the contrary contained herein, and to the extent not otherwise prohibited under federal law, any alternate payee under an approved qualified domestic relations order as defined in ERISA or the Code shall not be entitled to make an election to diversify under
Section 7.5.

                                 ARTICLE 11
                       Adoption of Plan By Affiliates
         An affiliate of the Sponsoring Company described in this Article 11 may, with the approval of the Sponsoring Company, adopt this Plan pursuant to appropriate written resolutions of the board of directors of such affiliate and by executing such documents with Trustee as may be necessary to made such affiliate a party to the Trust as a Participating Company. Any affiliate which adopts the plan is thereafter a Participating Company with respect to its Employees for purposes of the Plan and a part to the Trust. This Article 11 shall apply only to:
         (a) members of a controlled group of corporations (as defined in Section 1563(a) of the Code determined without regard to subsections (a) (4) and (e) (3) (C) of Section 1563 of the Code) of which the Sponsoring Company is a member;
         (b) if the Sponsoring Company owns directly stock possessing at least 50 percent of the voting power of all classes of stock and at least 50 percent of each class of nonvoting stock in a first tier subsidiary, such first tier subsidiary and all other corporations below it in the chain which would meet the 80 percent test of Section 1563(a) of the Code if such first tier subsidiary were the common parent; and
         (c) if the Sponsoring Company owns directly stock possessing all of the voting power of all classes of stock and all of the nonvoting stock in a first tier subsidiary, and if such first tier subsidiary owns directly stock possessing at least 50 percent of the voting power of all classes of stock and at least 50 percent of each class of nonvoting stock in a second tier subsidiary of the Sponsoring Company, such second tier subsidiary and all other corporations below it in the chain which would meet the 80 percent test of Section 1563(a) of the Code if such second tier subsidiary were the common parent.

                                 ARTICLE 12
               Withdrawal of Participating Company from Plan
         12.1 Notice of Withdrawal. Any Participating Company, with the consent of the Sponsoring Company, may withdraw from the Plan upon giving the Sponsoring Company and the Trustee at least 30 days' notice in writing of its intention to withdraw. Such consent shall not be given by the Sponsoring Company unless adequate provision shall be made for the satisfaction of any Current Obligations attributable to the Participating Company.
         12.2 Segregation of Trust Assets Upon Withdrawal. After the withdrawal of a Participating Company pursuant to Section 12.1, the Trustee shall segregate an allocable share of the assets in the Trust Fund, the value of which shall equal the total credited to the Accounts of Members employed by the withdrawing Participating Company. Such segregation shall occur upon a Valuation Date or such other date as may be specified by the Sponsoring Company.
         12.3 Exclusive Benefit of Members. Except as otherwise allowed by law, neither the segregation and transfer of the Trust assets after the withdrawal of a Participating Company nor the execution of a new agreement and declaration of trust by such withdrawing Participating Company shall operate to permit any part of the Trust Fund to be used for or diverted to purposes other than for the exclusive benefit of the Members and their Beneficiaries.

                                 ARTICLE 13
                           Amendment of the Plan
         The Sponsoring Company may, by and through actions of its board of directors or any delegatee thereof, amend the Plan with respect to any or all Participating Companies at any time, and from time to time, by action of the Board of Directors of the Sponsoring Company or its delegatee; provided, however, except as otherwise allowed by law, no such amendment shall operate to permit any part of the Trust Fund to be used for or diverted to purposes other than the exclusive benefit of the Members and their Beneficiaries.

                                 ARTICLE 14
                Permanency of the Plan and Plan Termination
         14.1 Merger or Consolidation of Plan. The Plan may not be merged or consolidated with, nor may its assets or liabilities be transferred to, any other plan, unless each Member would (if the Plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated).
         14.2 Right to Terminate Plan. The Sponsoring Company reserves the right to terminate either the Plan or both the Plan and the Trust as to any or all Participating Companies.
         14.3 Discontinuance of Contributions. Whenever the Sponsoring Company determines that it is impossible or inadvisable for any Participating Company to make further contributions as provided in the Plan, such Participating Company may, without terminating the Trust, permanently discontinue all further contributions by such Participating Company. The Sponsoring Company shall ensure that any Current Obligations attributable to such Participating Company are satisfied or allocated to the other Participating Companies. Thereafter, the Sponsoring Company and the Trustee shall continue to administer all the provisions of the Plan which are necessary and remain in force, other than the provisions relating to contributions by such Participating Company. However, the Trust shall remain in existence with respect to such Participating Company and all of the provisions of the Trust agreement shall remain in force. In the event of the complete discontinuance of contributions by a Participating Company, Accounts of affected Members shall be fully vested and nonforfeitable. For purposes of this Section 14.3 and for purposes of Section 6.1 (b) (4), the "affected Members" shall be only those Members who had Accounts under the Plan as of March 31, 1996.
         14.4 Termination of Plan and Trust. If the Sponsoring Company determines to terminate (as to any or all Participating Companies) the Plan and Trust completely, they shall be terminated insofar as they are applicable to such Participating Companies as of the date of such termination. Upon such termination of the Plan and Trust, after payment of all expenses and proportional adjustment of accounts of Members employed by such Participating Company to reflect such expenses, Trust Fund profits or losses, and allocations of any previously unallocated funds to the date of termination, such Participating Companies' Members' Accounts shall be fully vested and nonforfeitable and the Members shall be entitled to receive the amounts then credited to their respective Accounts in the Trust Fund. Distributions shall be made in Common Stock or in cash in the event it is or becomes impossible or inadvisable for the Trustee to hold Common Stock in the Trust Fund.
         Notwithstanding anything in this Section 14.4 to the contrary, if at the time of any termination of the Plan with respect to any or all Participating Companies, shares of Common Stock remain in the Unallocated Transfer Common Stock Account, or are held in an unallocated suspense account as provided in Section 5.7(c)(2), the Trust shall not be terminated with respect to any such affected Participating Company and the provisions of Section 14.3 shall be deemed to apply to any such affected Participating Company until all such shares of Common Stock have been allocated to Members' Accounts in accordance with the provisions of the Plan.

                                 ARTICLE 15
                               Miscellaneous
         15.1 Status of Employment Relations. Nothing herein contained shall be deemed (k) to give to any employee the right to be retained in the employ of a Participating Company or an Affiliated Company; (ii) to affect the right of a Participating Company or an Affiliated Company to terminate or discharge any employee at any time; (iii) to give a Participating Company or an Affiliated Company the right to require any employee to remain in its employ; or (iv) to affect any employee's right to terminate his employment at any time.
         15.2 Applicable Law. To the extent that State law shall not have been preempted by ERISA or any other laws of the United States, the Plan shall be construed, regulated, interpreted and administered according to the laws of the Commonwealth of Kentucky.
         15.3 Legal Effect. The Plan described herein shall amend and supersede, as of October 1, 1997 and at such other individual effective dates as indicated throughout, as applicable, all provisions in the Plan effective October 1, 1989 and at such other individual effective dates as indicated throughout, as amended.
         15.4 Military Leave. Notwithstanding any provisions of the Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code section 414(u) and all other applicable law. While on a qualified military leave a Member is considered to earn the rate of Compensation he would have received if he had not been engaged in qualified military service. If this cannot be determined with reasonable certainty, then the Member's deemed Compensation would be the average of the Member's Compensation for the 12 months preceding the qualified military service (or period of employment if shorter than 12 months).

                                 ARTICLE 16
                                TENDER OFFER
         16.1 Applicability. The provisions of this Article 16 shall apply in the event any person, either alone or in conjunction with others, makes a tender offer, or exchange offer, or otherwise offers to purchase or solicits an offer to sell to such person one percent or more of the outstanding shares of Common Stock (including for purposes of this Article 16 only, qualifying employer securities as defined under Section 407(d)(5) of ERISA, to the extent applicable) (herein jointly and severally referred to as a "tender offer").
         16.2 Instructions to Trustee. All decisions with respect to tender offers shall be exercised by the Trustee only as directed by the Members (and by Beneficiaries of deceased Members who have not received a distribution of their benefits, and such Beneficiaries shall be treated as Members for purposes of applying the provisions of this Article 16) acting in their capacity as named fiduciaries (within the meaning of ERISA Section
402) in accordance with the provisions of this Article 16. In the event a tender offer is received by the Trustee (including a tender offer for shares of Common Stock subject to Section 14 (d) (1) of the Securities Exchange Act of 1934 or subject to Rule 13e-4 promulgated under such Act, as those provisions may be amended from time to time), in accordance with
Section 16.1, to purchase or exchange any shares of Common Stock held by the Trustee, the Trustee shall inform each Member, in writing, of the terms of the tender offer as soon as practicable and shall furnish to each Member such documents as are prepared by any person and provided to shareholders of the Sponsoring Company pursuant to the Securities Exchange Act of 1934 and a form to each Member to be returned to the Trustee requesting separate instructions from the Member, acting in his capacity as a named fiduciary, on whether or not to sell, offer to sell, exchange or otherwise dispose of Common Stock (I) allocated to such Member's Common Stock Account
(determined as of the most recent Valuation Date for which information is readily available), and (II) a proportionate share (based on the amount of Common Stock then allocated to his Common Stock Account) of (i) any Common Stock then allocated to the Unallocated Transfer Common Stock Account and the Unallocated Loan Common Stock Account, and (ii) any Common Stock then in the suspense account under Section 5.7(c)(2). Upon receipt of such separate instructions, the Trustee shall act upon the tender offer as instructed. The number of shares to which a Member's direction under clause
(II), above, applies shall be the number of shares equal to the total number of shares attributable to the sum of the shares referred to in (i) and (ii) in said clause (II) multiplied by a fraction, the numerator of which is the number of shares of Common Stock allocated to the Member's Common Stock Account and the denominator of which is the total number of shares of Common Stock allocated to the Common Stock Accounts of all such Members who have timely provided instructions to the Trustee with respect to the Common Stock referred to in (i) and (ii) in said clause (II). For purposes of this Article 16, fractional shares shall be rounded to the nearest 1/1,000th of a share. The instructions referred to herein shall be in such form and shall be filed in such manner and at such time as the Sponsoring Company and the Trustee may prescribe.
         16.3 Trustee Action on Member Instructions. The Trustee shall sell, offer to sell, exchange or otherwise dispose of the Common Stock held under the Trust as directed by Members through their instructions, as provided in Section 16.2. The proceeds of a disposition directed by a Member from his Common Stock Account under this Article 16 shall be allocated to such Member's Common Stock Account and be governed by the provisions of Section 16.5 and other applicable provisions of the Plan. Such proceeds, even if allocated to a Member's Common Stock Account under the Plan may, in the discretion of the Trustee, subject to the concurrence of the Sponsoring Company, constitute one or more separate investment funds under the Plan governed, nevertheless, by the provisions of Section 16.5 and other applicable provisions of the Plan.
         16.4 Action With Respect to Members Not Instructing the Trustee or Not Issuing Valid Instructions. To the extent to which Members do not instruct the Trustee or do not issue valid directions to the Trustee to sell, offer to sell, exchange or otherwise dispose of the Common Stock allocated to their Common Stock Accounts, such Members shall be deemed to have directed the Trustee that such shares remain invested in Common Stock subject to all provisions of the Plan including Section 16.5.
         16.5 Investment of Plan Assets After Tender Offer. The Sponsoring Company may direct the substitution of new employer securities for Common Stock or for the proceeds of any disposition of Common Stock to the extent provided in the Plan. Pending the substitution of new employer securities or the termination of the Plan and Trust, the Trust Fund may be invested in such securities as the Sponsoring Company (or other fiduciary identified by the Sponsoring Company for such purpose) may from time to time direct; provided, however, in the absence of any direction from the Sponsoring Company or other fiduciary the Trustee may invest the cash proceeds in short-term securities issued by the United States of America or any agency or instrumentality thereof or any other investments of a short-term nature, including corporate obligations or participations therein and interim collective or common investment funds.
         16.6 Treatment of Unallocated Shares. In the case of shares of Common Stock held in the Unallocated Transfer Common Stock Account and in the Unallocated Loan Common Stock Account, the Trustee shall sell, offer to sell, exchange or otherwise dispose of such shares in the manner and in the amount that is prescribed for the same in Section 16.2 and in Section 16.3. The proceeds of a disposition of stock in the Unallocated Transfer Common Stock Account and in the Unallocated Loan Common Stock Account shall be held by the Trustee subject to the provisions of the trust agreement, the Plan and any applicable loan agreement.
         16.7 Withdrawal of Shares. In the event, under the terms of a tender offer or otherwise, any shares of Common Stock tendered for sale, exchange or transfer pursuant to such offer may be withdrawn from such offer, the Trustee shall follow such instructions respecting the withdrawal of such shares from such offer in the same manner and in the same proportion as shall be timely received by the Trustee from Members entitled under this Article 16 to give instructions as to the sale, exchange or transfer of shares of Common Stock pursuant to such offer, acting in their capacity as named fiduciaries.
         16.8 Partial Offers. In the event that an offer for fewer than all of the shares of Common Stock held by the Trustee shall be received by the Trustee, the total number of shares of Common Stock that the Plan sells, exchanges or transfers pursuant to such offer shall be allocated among Members' Common Stock Accounts and the Unallocated Transfer Common Stock Account, the Unallocated Loan Common Stock Account and any Common Stock then in the suspense account under Section 5.7(c)(2) on a pro rata basis in accordance with the directions received from Members with respect to shares of Common Stock allocated to their Common Stock Accounts and to the Unallocated Transfer Common Stock Account, the Unallocated Loan Common Stock Account and any Common Stock then in the suspense account under
Section 5.7(c)(2).
         16.9 Multiple Offers. In the event an offer shall be received by the Trustee and instructions shall be solicited from Members pursuant to Sections 16.2 to 16.8 hereof regarding such offer, and, prior to the termination of such offer, another offer is received by the Trustee for the shares of Common Stock subject to the first offer, the Trustee shall use its best efforts under the circumstances to solicit instructions from the Members in their capacity as named fiduciaries:
         (a) with respect to shares of Common Stock tendered for sale, exchange or transfer pursuant to the first offer, whether to withdraw such tender, if possible, and, if withdrawn, whether to tender any shares of Common Stock so withdrawn for sale, exchange or transfer pursuant to the second offer, and
         (b) with respect to shares of Common Stock not tendered for sale, exchange or transfer pursuant to the first offer, whether to tender or not to tender such shares of Common Stock for sale, exchange or transfer pursuant to the second offer.
The Trustee shall follow all such instructions received in a timely manner from Members in the same manner and in the same proportion as provided in Sections 16.2 to 16.8 hereof. With respect to any further offer for any Common Stock received by the Trustee and subject to any earlier offer (including successive offers from one or more existing offerors), the Trustee shall act in the same manner as described above in this Section 16.9.
         16.10 No Impact on Account. A Member's instructions to the Trustee to tender or exchange shares of Common Stock shall not be deemed a withdrawal or suspension from the Plan or a forfeiture of any portion of the Member's Common Stock Account. Funds received in exchange for tendered shares of Common Stock shall be used by the Trustee to purchase Common Stock (or other employer securities within the meaning of Section 407(d) of ERISA) as soon as practicable, as provided for and consistent with Section
16.5. In the interim, the Trustee shall invest such funds in short-term investments permitted under the trust agreement, as provided for and consistent with Section 16.5.
         16.11 Confidentiality. The instructions received by the Trustee from a Member under this Article 16 shall be held in confidence by the Trustee and any contractor retained by the Trustee to assist in the tabulation of tenders and shall not be divulged or released to the Sponsoring Company, to any officer of the Sponsoring Company, to any employee of the Sponsoring Company or to any other person, except in the aggregate, unless otherwise required by law.

                                 ARTICLE 17
             Special Rules in the Event Plan Becomes Top-Heavy
         17.1  General.  Notwithstanding  any other  provision of the Plan, this Article 17 shall apply to each Plan Year as to which the Plan is "Top-Heavy" (as hereinafter defined in this Article 17), hereinafter called "Top-Heavy Year", and, to the extent provided in this Article 17, to each Plan Year following a Plan Year as to which the Plan is Top-Heavy.
         17.2 Minimum Benefits. The Participating Company contributions and forfeitures allocated to the Account of each Member who is a Non-Key Employee and who is employed on the last day of the Plan Year, shall not be less than three percent of such Member's Compensation. Notwithstanding the preceding sentence, the foregoing percentage for any Top-Heavy Year shall not exceed the percentage at which Participating Company contributions and forfeitures are allocated to the Account of the Key Employee for whom such percentage is the highest for such Top-Heavy Year; provided, however, that all defined contribution plans within an Aggregation Group shall be treated as one plan. The minimum benefit as prescribed above is determined without regard to any Social Security contribution and without regard to any salary deferral or cash or deferred contributions made on behalf of such a Non-Key Employee under a plan qualified under Section 401(k) of the Code.
         17.3 Vesting. In any Top-Heavy Year, the Account of any Member shall be fully vested and nonforfeitable if he has credit for three One-Year Periods of Service. In the event the Plan ceases to be Top-Heavy, the Account of any Member that has become fully vested shall remain fully vested.
         17.4 Definitions. For purposes of this Article 17, the following definitions shall apply:
         (a) "Aggregation Group" shall mean (i) each plan of a Participating Company or an Affiliated Company in which at least one Key Employee participates or participated at any time during the Determination Period (regardless of whether the plan has terminated); (ii) each other plan of a Participating Company or an Affiliated Company which enables any plan described in (i) above to meet the requirements of Section 401(a)(4) or 410 or the Code; and
                  (iii) any other plan or plans which the Sponsoring Company elects to include provided that the group would continue to meet the requirements of Sections 401(a)(4) and 410 of the Code with such plan or plans being taken into account. For these purposes, the group of plans included under (i) and (ii) above is considered to be a "required aggregation group" and the group of plans included under (i)-(iii) is considered to be a "permissive aggregation group."
         (b) "Determination Date" shall mean, with respect to the first Plan Year, the last day of such Plan Year, and with respect to any subsequent Plan Year, the last day of the preceding Plan Year.
         (c) "Determination Period" shall mean the Plan Year containing the Determination Date and the four preceding Plan Years.
         (d) "Key Employee" shall mean, with respect to any Plan Year, as determined under section 416(i) of the Code, any person (and the beneficiary under the plan of any person) who, at any time during the Determination Period with respect to such Plan Year, is:
                  (1) an officer of a Participating Company or an Affiliated Company who:
                           (A) effective for Plan Years beginning after December 31, 1986, has annual compensation greater than 50 percent of the dollar limitation in effect under
                                    Section  415(b)(1)(A)  of the  Code for
                                    any such Plan Year, and
                           (B) is taken into account under Section 416(i) of the Code;
                  (2)      one of the ten employees who:
                           (A) owns (or is considered as owning within the meaning of Sections 318 and 416(i) of the Code) both more than a 1/2 percent ownership interest in value and one of the ten largest percentage ownership interests in value of his employer; and
                           (B) has (during the Plan Year of ownership) annual compensation from his employer and any Affiliated Company of more than the limitation in effect under Section 415(c)(1)(A) of the Code for the calendar year in which such Plan Year ends;
                  (3)      a five  percent  owner (as  defined  in  Section
                           416(i) of the Code) of his employer or
                  (4)      a one  percent  owner  (as  defined  in  Section
                           416(i)  of  the  Code)  of his  employer  having
                           annual compensation from his employer and any Affiliated Company of more than $150,000.
                  For purposes of this paragraph (d), "compensation" shall mean compensation as defined in Section 5.9(d) (which defines "Limitation Year Compensation" for purposes of applying the annual addition limitations) of the Plan except that salary reduction contributions that would otherwise be excluded from the definition of compensation thereunder because of special tax benefits applicable to such contributions under Section 125, 402(a)(8), 402(h)(1)(B) or 403(b) of the Code shall be included in such compensation.
         (e) "Non-Key Employee" shall mean any individual who, with respect to any Plan Year during the Determination Period, is not a Key Employee.
         (f) "Top-Heavy" shall mean, with respect to any Plan Year, that the Plan falls within a Top-Heavy Group or that, as of the Determination Date, the Top Heavy Ratio exceeds 60%.
         (g) "Top-Heavy Group" shall mean, with respect to any Plan Year, any Aggregation Group if (as of the Determination
                  Date) the sum of the Top Heavy Ratios for each plan falling within the Aggregation Group exceeds 60%.
         (h)      "Top  Heavy  Ratio"  shall  mean,  with  respect  to  any
                  Determination Date:
                  (1) For any defined benefit plan the ratio of the present value of the cumulative accrued benefits (including any benefits derived from employee contributions) under the plan for all Key Employees to the present value of the cumulative accrued benefits (including any benefits derived from employee contributions) under the plan for all employees. Such present value shall be consistently and uniformly determined under regulations under Section 416 of the Code (i) by using the actuarial assumptions used by the plan for purposes of minimum funding standards under
                           Section 412 of the Code (modified as necessary to conform with the requirements of Section 415 of the Code and regulations thereunder); (ii) as of the most recent valuation date used for computing plan costs for purposes of minimum funding under Section 412 of the Code falling within a 12-month period ending on the Determination Date; (iii) by including distributions made within the Plan Year in which falls the Determination Date and the four preceding Plan Years; and (iv) on the basis that each employee terminated employment on the valuation date.
                  (2) For any defined contribution plan (including any simplified employee pension plan), the ratio of the sum of the account balances under the plan as of the Determination Date for Key Employees to the sum of the account balances under the plan as of the Determination Date for all employees. For purposes of computing this ratio, any distribution made within the Plan Year in which falls the Determination Date and the four preceding Plan Years shall be included and both the numerator and denominator of the Top-Heavy Ratio are increased to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under Section 416 of the Code and the regulations thereunder.
                  (3) For purposes of (1) and (2) above, the following shall apply:
                           (A) The value of account balances and the present value of accrued benefits will be determined as of the most recent valuation date that falls within or ends with the 12-month period ending on the applicable Determination Date, except as provided in Section 416 of the Code and the regulations thereunder for the first and second plan years of a defined benefit plan.
                           (B) There shall be disregarded the account balances and accrued benefits of a
                                    Member:
                                    (i)     who is a Non-Key Employee,  but
                                            who  was  a Key  Employee  in a
                                            Prior Plan Year or
                                    (ii)    with  respect  to a  Plan  Year
                                            beginning  after 1984,  who has
                                            not performed  services for the
                                            employer  maintaining  the plan
                                            at   any   time    during   the
                                            five-year  period ending on the
                                            Determination Date.
                           (C) The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers and transfers are taken into account will be made in accordance with
                                    Section   416  of  the   Code  and  the
                                    regulations thereunder.
                           (D) Deductible voluntary contributions shall not be included.
                           (E) The value of account balances and accrued benefits under plans aggregated with the Plan shall be calculated with reference to the Determination Dates under such plans that fall within the same calendar year as the applicable Determination Date under the Plan.
                           (F) The value of account balances under the Plan will be determined as of the Determination Date with respect to the applicable Plan Year.
                           (G) The accrued benefit of a Non-Key Employee shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all de-fined benefit plans maintained by the Participating Company and Affiliated Companies, or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Section 411(b)(1)(C) of the Code.

SPECIAL SUPPLEMENT TO ARTICLE 17 - MODIFICATIONS TO TOP-HEAVY RULES
The following provisions replace the applicable provisions of Article 17 that precede these supplemental provisions.

1. Effective date. This section shall apply for purposes of determining whether the Plan is a top-heavy plan under section 416(g) of the Code for Plan Years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefits requirements of section 416(c) of the Code for such years. This section amends the preceding provisions of Article 17.

2. Determination of top-heavy status.

2.1 Key employee. Key employee means any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the determination date was an officer of the employer having annual compensation greater than $130,000 (as adjusted under section 416(i)(1) of the Code for plan years beginning after December 31, 2002), a 5-percent owner of the employer, or a 1-percent owner of the employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of section 415(c)(3) of the Code. The determination of who is a key employee will be made in accordance with section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

2.2 Determination of present values and amounts. This section 2.2 shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of employees as of the determination date.

2.2.1 Distributions during year ending on the determination date. The present values of accrued benefits and the amounts of account balances of an Employee as of the determination date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting 5-year period for 1-year period.

2.2.2 Employees not performing services during year ending on the determination date. The accrued benefits and accounts of any individual who has not performed services for the employer during the 1-year period ending on the determination date shall not be taken into account.

         IN WITNESS WHEREOF, the Sponsoring Company has caused this Plan to be executed this 27th day of August, 2002.




                                          ASHLAND INC.,
ATTEST:                                   SPONSORING COMPANY



                                          BY:
   /s/ Richard Thomas                          /s/ Susan B. Esler
--------------------------------            --------------------------------
ITS:       Secretary                      ITS:  Vice President,
                                                Human Resources